FORM N-1A


SECOND AMMENDMENT TO REGISTRATION STATEMENT FOR OPEN-ENDED,
MANAGEMENT INVESTMENT COMPANIES

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933: SECOND
PRE-EFFECTIVE AMMENDMENT TO REGISTRATION STATEMENT.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:
SECOND PRE-EFFECTIVE AMMENDMENT TO REGISTRATION STATEMENT.

Registrant Exact Name as Specified in Charter:
Kestenbaum Capital, LLC

Address of Principal Executive Offices:
11710 Old Georgetown Road, Apt. 601, North Bethesda, Maryland,
20852, USA

Phone Number:
3016741670

Name and Address of Agent for Service:
Roy Kestenbaum, 11710 Old Georgetown Road, Apt. 601, North
Bethesda, Maryland, 20852, USA.

Approximate Date of Proposed Public Offering:
As soon as possible

PART A
Prospectus
ITEM 1. Front Cover Page

KC NASDAQ-100 Low Volatility PutWrite-CallWrite Fund

PROPOSED TICKER:KCLVQ

June 5th, 2023

The KC NASDAQ-100 Low Volatility PutWrite-CallWrite Fund optimizes alternative investment strategies on the NASDAQ-100
Index which lowers volatility while maintaining favorable returns.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus represents a fund in its developmental stages; thus, the fund has not earned any revenue yet. Furthermore, the fund has not yet initiated its investment strategy and therefore this prospectus will lack historical performance and information of the Fund.

The information in this prospectus and SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Fund will make amendments to this prospectus and SAI as further developments are made.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.














Prospectus
Table of Contents


2.Investment Objectives and Goals..........................5
3.Fees and Expenses........................................8
4.Investments, Risks, And Performance......................13
5.Management...............................................21
6.Purchase and Sale of Fund Shares.........................22
7.Tax Information..........................................24
8.Financial Intermediary Compensation......................25
9.Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio
Holdings...................................................26
10.Management, Organization, and Capital Structure.........59
11.Shareholder Information.................................60
12.Distribution Arrangements...............................69
13.Financial Highlights Information........................70










ITEM 2. Investment Objectives and Goals

The KC NASDAQ-100 PutWrite-CallWrite Fund ("The Fund") is an open-ended, non-diversified, alternative fund, derived from the price action of the NASDAQ-100 Index.
The Fund seeks to provide attractive investment results based on the market movements of the NASDAQ-100 Index. By utilizing an active "PutWrite-CallWrite" investing strategy, the Fund's primary objective aims to decrease volatility relative to the NASDAQ-100 Index while simultaneously providing relatively predictable growth of principle. The Fund has a secondary objective of distributing premium income gained from shorting (selling) secured options. The Fund aims to achieve these objectives while decreasing the Investor's (the Fund's shareholders) exposure to market volatility.
The Fund's performance is derived from the price action of the NASDAQ-100 Index (The "Reference Index"), therefore the Reference Index will be an appropriate benchmark to use in order to compare and evaluate the Fund's relative performance. It is important to note however, that due to the Fund's investment strategy and objectives, the Fund's performance may fluctuate above or below the Reference Index. It is expected that when the NASDAQ-100 is bearish or neutral, the Fund will outperform the NASDAQ-100 Index. If the NASDAQ-100 Index rallies significantly in a short period of time, the Fund will underperform the NASDAQ-100 but would still show profitable returns for the period.
The Fund utilizes a specific and complex investment strategy that makes use of derivatives, primarily options on leveraged and unleveraged ETFs (Exchange Traded Fund, "The Underlying ETF").
As part of the Fund's Principal Investment Strategy, the Fund will prioritize writing cash-secured-put options in order to reach its objective. Due to this, the Fund manages to reduce risk and lower volatility for the Investor, even if the options are underlying a leveraged ETF.
The Fund's goal aims to achieve a long-term return of at least 0.4% weekly of the invested principal by shorting deep OTM (Out of The Money) put options with up to six weeks until expiration that allow for an income premium larger than 0.4% of the total cash collateral required for each Cash Secured Put written
(sold). In other words, the Fund will write put options on short-term derivatives with the lowest possible strike price that can net a premium of at least 0.4% of the total investment needed as collateral for each option contract. The 0.4% projected weekly return is NOT a guaranteed return, but a return target set by the Fund*.
In the event that a put option is assigned and the Fund is required to purchase shares of the Underlying ETF, the Fund will subsequently sell Covered Calls at the lowest possible exercise price (Strike Price) that will allow for a Total Return^ (TOTAL PREMIUM INCOME GENERATED+CAPITAL APPRECIATION) of the invested collateral of the assigned put to reach the stated goal of the Fund's weekly return. In other words, the Fund will always prioritize liquidating shares, but only if the Total Return on each assigned put option will equal the projected growth of the Fund. It is largely due to this investment policy that the Fund can track the NASDAQ-100 Index with relatively lower volatility, even after a significant market decline in the Reference Index. See Item 9 below for a more thorough explanation regarding the Fund's investment strategies and policies.

* Excluding all Fees and Expenses and assuming all Distributions were reinvested in the Fund.

^ For this section, Total Return refers to the sum of the total premium income generated and any capital appreciation or depreciation over the life cycle of a single Cash
Secured Put. A life cycle of a Cash Secured Put begins when the Fund writes a put and ends either when the put expires worthless or when the Fund is assigned on a covered call and is required to sell shares initially purchased via an assigned Cash Secured Put.











ITEM 3. Fees And Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not represented in the table or example below.

SHAREHOLDER FEES:

Maximum Sales Charge (Load) Imposed on Purchases............. 0%
Maximum Deferred Sales Charge (Load)......................... 0%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.. 0% Redemption Fee (As a Percentage of Amount Redeemable)*-
	-If Redeemed Within 1 Year of Investment..............2%
	-If Redeemed Between 1-2 Years After Investment.......1%
	-If Redeemed More Than 2 Years After Investment.......0%
Exchange Fee..................................................0%
Maximum Account Fee...........................................0%

* The Fund is intended to be used as a long-term investment vehicle, therefore the Fund imposes Redemption Fees to discourage short-term trading of the Fund's shares. The following Redemption Fee arrangement has been voted upon and approved by the Fund's interested and non-interested board of directors. The Fund's Redemption Fee structure will be as follows:
For shares redeemed within 1 year of purchase, the redeeming investor will pay a 2% fee of the amount to be redeemed. If the redeeming investor has held onto the shares to be redeemed for over 1 year but less than 2 years, the Investor will pay a 1% Redemption fee of the amount to be redeemed. An Investor holding Fund shares for over 2 years will pay 0% Redemption Fees upon redeeming the shares.
Shares purchased via the Fund's Dividend Re-Investment Plan
(DRIP) can be redeemed at any time at a 0% Redemption Fee rate.
Under certain circumstances, such as financial or medical hardships, the Fund may waive or reduce the Redemption Fee. An investor can submit to the Fund's management a written request to waive the Redemption Fee. The Fund's management will review the request and approve or deny the request to waive.

ANNUAL FUND OPERATING EXPENSES (Expenses that are paid each year as a percentage of the value of your investment in the Fund):

Management Fees........................................... 1.75%
Distribution & Service Fees (12b-1)....................... 0.25%
Other Fees................................................ 0%
Acquired Fund Fees And Expenses (AFFE).................... 0.10%

TOTAL ANNUAL FUND OPERATING EXPENSES...................... 2.10%

ACQUIRED FUND FEES AND EXPENSES (AFFE)-
As part of the Fund's investment strategy, the Fund will write options underlying leveraged and unleveraged ETFs that track the NASDAQ-100 Index. Thus exists a possibility of assignment on the options and the Fund may be required to purchase shares of the Underlying ETF. A fund that invests in the shares of another fund is considered a Fund of Funds and is required to disclose the expenses paid to the acquired fund (Underlying ETF) under the 1940s Investment Company Act.
It is important to note that the Fund will only be paying expenses to the acquired fund if it becomes a shareholder in the Underlying ETF. Since the Fund's strategy prioritizes selling puts on the Underlying ETF, the Fund will not hold shares of the acquired fund for a large portion of the time and may not always be required to pay the expenses of the acquired fund.
However, whenever the Fund acquires an ETF, it will be charged the respective ETF's expense ratio for the duration of the time the Fund has held onto the ETF's shares. These expense charges can affect the Fund's performance.
The Fund generally intends to write options on two different funds, ProShares UltraPro QQQ (NASDAQ Ticker: TQQQ) and Invesco QQQ Trust Series 1 (NASDAQ Ticker: QQQ).
See "Equity Strategy" below for more details.
The expenses of the above ETFs as of this prospectus are as follows:

PROSHARES ULTRAPRO QQQ (TQQQ) ............................ 0.95%
INVESCO QQQ TRUST SERIES 1 (QQQ) ......................... 0.20%

The Fund is in its developmental stages and thus is considered a "New Fund". Due to this, the Fund has made estimations regarding the expenses charged by acquired firms for the fiscal year.

EXAMPLE:
The following example is intended to be used to help the Investor compare the costs of investing in this Fund relative to other funds. The example does not take into consideration any account brokerage commissions that you may pay while purchasing or redeeming shares of the Fund. The example assumes a $10,000 investment in the Fund for the time periods indicated and a sale of all shares at the end of each period. The example assumes the Fund's operating expenses remain the same, as well as a 5% return each year on the investment and that all dividends and distributions are reinvested in the Fund. Although your actual costs may be higher or lower, based on these assumptions, your expenses paid for holding the Fund's shares would be:

      YEAR 1........................................$416
      YEAR 2........................................$542
      YEAR 3........................................$681
      YEAR 5........................................$1,226
      YEAR 10.......................................$2,980

You would pay the following expenses if you do not redeem (sell) your shares:

	YEAR 1........................................$210
	YEAR 2........................................$437
	YEAR 3........................................$728
	YEAR 5........................................$1,310
	YEAR 10.......................................$3,172

The Fund's management will deduct expenses from the Fund's Assets Under Management (AUM)on a daily basis, based on the formula:
AUM * Fund Annual Expenses/360
The Fund's expenses will accumulate on a daily basis and will be calculated using the daily AUM. Expense deductions are taken out of the Fund's AUM and are represented by a lower Net Asset Value
(NAV) per share for the investor.

Portfolio Turnover-
The Fund may pay transaction costs, such as commissions, whenever it buys and sells securities. Since the Fund's methodology involves frequent options trading, it is likely that the Fund will have a high turnover ratio relative to other investment strategies. A higher turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in the Fund's annual expenses, affect the Fund's performance. The Fund's advisers and management do NOT receive any payments or commissions for any transactions made as part of the Fund's investment strategy.
Furthermore, being a "New Fund" in its developmental stages, the Fund is incapable of calculating its turnover ratio since it has not yet initiated its investment strategy. Therefore, at this point in time, it can only be estimated that the Fund will have a relatively high portfolio turnover ratio.








Item 4. Investments, Risks, and Performance

A.	Principal Investment Strategy of the Fund

The Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index (The "Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. The Fund's investment objectives are considered fundamental, yet may still be subject to change without shareholder approval.
In applying the Option and Equity Strategy, the Fund's adviser is responsible for determining the terms, timing, type, and notional value of the options strategy used by the Fund. The Fund's adviser actively manages the Fund's options.
As mentioned in Item 2, and expanded on in Item 9, the Fund intends to achieve its objectives and goals by selling short-term, deep OTM (Out of The Money) put options (these put options are more likely to expire profitably towards the seller) on securities tracking the NASDAQ-100 Index. If necessary, the Fund will also sell covered call options. All options sold will be covered, meaning that the Fund will never enter option positions that impose infinite risk on the Fund and its shareholders. The Fund will re-invest the premium income generated from selling options on additional investments. A portion of the premium income generated by the Fund will be distributed to shareholders via quarterly dividend distributions.
The Fund may purchase back put or call options or allow them to expire. In determining the strategies used, the Fund and its advisers consider economic and market factors, including but not limited to market levels, market volatility, economic climate, and option-specific factors including option premium, strike price, required collateral, and expiration date.
Consistent with the Fund's investment objective, strategy, and policies, it is very likely the Fund will invest in securities of other investment companies such as Exchange-Traded Funds
(ETFs) subject to limitations imposed by the 1940 Investment Company Act (Section 12(d)(1)(F)).
The Fund will actively pursue its investment objective by utilizing a dynamic options strategy (explained in full in Item
9) that primarily involves selling puts, holding equity, and writing calls. Under ideal circumstances, the Fund will hold its managed assets in the form of cash to be used as collateral for cash-secured puts (put contracts fully backed by cash collateral). Ideally, these cash-secured puts will expire worthless and the cash collateral will be released. The Fund will then re-open new short put positions.
The Fund's advisers typically seek to construct a portfolio of put options that are diversified across multiple strike prices and expiration dates.
If, however, a cash-secured put expires ITM (In The Money), the Fund will be assigned to use the cash held as collateral to purchase 100 shares (per each option contract assigned) of the shares underlying the put contract. Under this scenario, the Fund will begin to write covered calls on the underlying shares, using the newly acquired 100 shares as collateral. The Fund will aim to sell ITM covered calls in order to generate higher premium income, as well as to increase the likelihood that the call options expire ITM, thus liquidating the Fund's position in holding the ETF. The Fund will prioritize holding cash rather than equity. A more in-depth explanation of the Fund's main investment strategy can be found below in Item 9.
The strategies the Fund deploys may generate taxable income.

Rule 18f-4-
The Fund will utilize written options in its investment strategy and as such the Fund must adopt and implement a written derivatives risk management program in accordance with Rule 18f-4 under the 1940 Investment Company Act.
The Fund's board of directors, as well as the non-interested board of directors, has voted in a non-portfolio manager officer of the Fund to take the role of the Fund's derivatives risk manager. The Fund's board (including non-interested members) has voted to approve the 18f-4 plan as well as the designation of the derivatives risk manager, Ariela Kestenbaum.
The Fund's derivatives risk manager will be responsible for administering the program, policies, and procedures that are required under the scope of the derivatives risk management program.
The Fund's derivatives risk management program is as follows:
i.	Risk Identification and Assessment-
The Fund's derivatives risk manager will identify and
assess the Fund's derivatives risk. As the Fund's
derivatives exposure consists solely of written options
on exchange traded funds, the Fund's largest risk as it
relates to derivates is the potential underperformance of
the Fund relative to its designated reference portfolio
(the NASDAQ-100 Index).
Due to the Fund's investment strategy, this can only
happen if the reference portfolio rallies significantly
in a short period of time. Therefore, as long as the
reference index does not rally significantly, the Fund
will always outperform the NASDAQ-100 Index.
Nevertheless, the Fund's derivatives transactions and investments will be reviewed in order to make sure the
Fund has not entered any derivative-based investment that
can significantly alter the Fund's investment strategy or
derivatives risk.
ii.	Risk Guidelines-
As part of the Fund's investment strategy, the Fund will
sell deep OTM cash-secured puts in order to decrease the
Fund's volatility. The deep OTM puts decrease the risk of assignment on an option, thus decreasing the risk of long-term decrease in the Fund's value. Furthermore, the
Fund will implement relative Value at Risk (VaR) tests
that compare the Fund's VaR (as measured using the "variance-covariance" method) with the VaR of the Fund's designated reference portfolio (the NASDAQ-100 Index). At the end of every trading day the Fund will implement a
relative VaR test with a 99% degree of confidence over a
period of 20 trading days. The Fund will also conduct VaR
tests estimating a 99% degree of confidence over a daily
trading period. These tests are to ensure that the Fund's
VaR will not exceed 200% of the reference portfolio's
VaR.
If the Fund's VaR exceeds the 200% threshold for over
five consecutive days, the Fund's derivatives risk
manager will report to the Fund's board of directors and portfolio manager of the breach of the Fund's VaR limit.
The derivatives risk manager will then analyze the
circumstances that lead to the VaR breach, as well as
update any element in the program that can address those
circumstances.
iii.	Stress Testing-
As part of the Fund's investment strategy, the Fund will
only write cash-secured puts and covered call, meaning
the Fund will never enter into a naked written option investment. The Fund also intends on holding nearly all of its written option positions until expiration of the contract. This results in a maximum potential loss that correlates perfectly with the option's underlying security.
When an option expires, the option's value is composed
entirely of its intrinsic value (time, volatility, and
other variables asides from the underlying security's
market price, that usually effect the price of an option
have no effect on the price or value of an option). With
the extrinsic value of the option omitted, a put option
will not be able to underperform its underlying security. Written put options cannot lose more value than their underlying security.
As for written call options, the biggest risk towards the
Fund would be an increase in the value of the security underlying the call option. This would lead to a drop in the potential return made, however, it would not lead to
a total loss on the investment, as the decrease in value
of the call option would be offset by the increase in
value of the underlying security in which the Fund is
currently holding (both call and put options are intended
to be held until expiration).
So, under an extreme, yet possible, scenario, the Fund's derivative investment's value will correlate with the value of the security underlying the respective option transaction. Meaning, an investment in a written option made by the Fund will never lose more value than an
alternative investment made directly into the option's underlying security (assuming both trades were made at the same time).
iv.	Backtesting-
The fund will conduct "backtesting" on the results of the program's VaR calculation model. The Fund will conduct relative VaR tests compared against the designated
reference portfolio, The NASDAQ-100 Index.
No less frequently than weekly, the Fund will conduct VaR
tests for each trading day using a 99% confidence VaR
model comparing the reference portfolio and Fund's
performance (NAV) over a period of one and twenty trading
days.
Any instance in which the Fund experiences a loss
exceeding the corresponding VaR calculation's VaR will be identified as an exception.
v.	Internal Reporting-
The Fund's board of directors and portfolio manager will
be informed by the derivatives risk manager of any
material risks arising from the Fund's use of derivative transactions, including consecutive breaches of the
Fund's VaR limit.
If the Fund is not in compliance with the applicable VaR
tests within five business days the derivatives risk
manager will provide a report to the board of directors explaining how and by when the manager reasonably expects that the Fund will come back into compliance.
Furthermore, the derivatives risk manager will analyze
the circumstances that caused the Fund to be out of
compliance.
The derivatives risk manager will also provide a written
report within 30 calendar days of the VaR exceedance to
the Fund's board explaining how the Fund came back into compliance and the results of the analysis.
If the Fund is still not in compliance with its VaR
limits, the derivatives risk manager will continue to
update the board of the Fund's progress in coming back
into compliance on a monthly basis, or until the Fund
returns to compliance with its VaR limits.
vi.	Annual Review of the Program-
The derivatives risk manager will review the derivatives risk management program's effectiveness on an annual basis. The derivatives risk manager will provide the board of directors with a written report assessing the implementation and the effectiveness of the Fund's derivatives risk management program. The report will be based on the derivatives risk manager's reasonable belief after due inquiry.
The manager will assess the viability of the Fund's VaR testing as well as the designation of a appropriate reference portfolio.
Furthermore, the derivatives risk manager will also provide the board of directors a written report analyzing the VaR limit exceedances that occurred over the prior year. The report must include information that can enable the board of directors to evaluate the Fund's response to VaR limit exceedances and the results of stress testing and back testing.

B.	Principal Risks of Investing in the Fund

The Fund is an actively managed, non-diversified, open-end management investment company designed primarily as a long-term investment vehicle.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There is no guarantee that the Fund will achieve its investment objectives and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation (FDIC), any other government agency, the Fund's adviser, or any of its affiliates.
Although the Fund is intended to be used as a long-term investment vehicle, it is not intended to be a complete investment program. It is best advised to talk with your personal investment adviser or do your own due diligence regarding if the Fund is an appropriate addition to your total investment portfolio.
An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. Therefore, at any point, the market value of the securities owned by the Fund may decline, causing the Fund's value to decline with it. Thus, making market risk the most significant risk for the Investor. It is also important to note that a significant increase in the market value of the securities held by the Fund may not increase the value of the Fund by the same amount. Due to the Fund's use of derivatives, the Fund trades off potential growth for safety of principal and lower volatility.
Finally, the Fund is classified as a non-diversified investment company under the 1940 Act, therefore it can invest a larger portion of its assets in securities of a single issuer than a diversified fund would. As such, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.
A more complete list of the risks that are associated with an investment in the Fund can be found below in Item 9.

C.	Performance

The Fund is currently in its developmental stages and as such is considered a "New Fund". Because the Fund has not yet begun implementing its investment strategy, there is no historical data available regarding the Fund's Performance.

















ITEM 5. Management

Investment Adviser: Kestenbaum Capital, LLC
Portfolio Manager: Roy Kestenbaum

Kestenbaum Capital, LLC is the Fund's investment adviser and is responsible for the Fund's overall investment strategy and its implementation.
Roy Kestenbaum is the Fund's portfolio manager and is responsible for the Fund's day-to-day operation. Roy has been the Fund's portfolio manager since its inception in 2022 and is solely responsible for the development of the Fund's investment strategy.















ITEM 6. Purchase and Sale of Fund Shares

New investors in the Fund's shares have an initial mandatory minimum investment of $2,500. Any subsequent investment made by that individual is NOT limited to any minimum investment requirement.

The Fund is organized as an open-end fund, meaning that the Fund will create new shares as new investors invest additional capital into the Fund. Shares of the Fund will not be exchanged on a national securities exchange as some of the Fund's offerings will be made directly through the Fund.
Fund shares can be redeemed directly from the Fund at the Fund's NAV (Net Asset Value). Similarly, shares of the Fund are also purchased at the Fund's current NAV.
Shares of the Fund may only be redeemed after markets close, when the daily closing NAV has been determined. To redeem shares, the Investor will have to notify the Fund on any business day by written request via e-mail or by phone.
Although it is possible to redeem shares on any business day past market hours, the Fund recommends redeeming shares at the end of weeks, when the Fund is least likely to be in an open short position on options. When short positions on options are open, it is likely for the Fund's value to fluctuate due to the numerous factors that affect the price of an option nearing expiration.
As mentioned in Item 3, shares held for less than 1 year upon redemption will incur a 2% redemption fee. Shares held for more than 1 year but less than 2 will incur a 1% redemption fee. Share held for over 2 years will NOT be charged a redemption fee upon redemption.
Shares purchased via the Fund's Dividend Reinvestment Plan will not pay a redemption fee upon redemption, regardless of the amount of time the shares are held by the investor.






















ITEM 7. Tax Information

The Fund intends to make distributions (dividends) that may be taxable to the investor as ordinary income or capital gains unless the Investor is investing through a tax-advantaged arrangement such as an Individual Retirement Account (IRA) or a 401(K) plan.





















ITEM 8. Financial Intermediary Compensation

The Fund's Adviser and its related companies may pay financial intermediaries or broker-dealers for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, salesperson, or other intermediary employee to recommend the Fund over another investment.
Ask your financial adviser or visit your financial intermediary's website for more information.


















ITEM 9. Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

A.	Investment Objectives

The Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index (The "Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. The Fund's investment objectives are considered fundamental, yet may still be subject to change without shareholder approval.

B.	Implementation of Investing Objectives

The Fund is an alternative fund that utilizes a complex investment strategy that takes advantage of both options and equity in order to meet its goals and objectives. Because of this, this section of Item 9 will be divided into "Option Strategy", to explain and illustrate the Fund's investment strategy as it relates to options, and "Equity Strategy", in order to explain the Fund's investment strategy as it relates to its choice of equity securities.

OPTIONS STRATEGY
The Fund employs an active and dynamic "PutWrite-CallWrite" options strategy consisting of continuously writing (selling) cash-secured puts on leveraged and unleveraged ETFs ("The Underlying ETF") and subsequently writing covered calls on the Underlying ETF, assuming the cash-secured puts have been assigned.
Under a more ideal scenario, the cash-secured puts expire worthless and the Fund will reinvest the released cash collateral and a portion of the generated premium income in additional cash-secured puts.
The Fund's options strategy begins with the Fund selling put options on the Underlying ETF. The Fund will typically aim to sell puts with up to 6 weeks left until expiration, this is so that the Fund can take advantage of the exponentially increasing "Theta Decay" (Time Decay) that occurs as an option gets closer to its expiration date. Assuming all other variables remain the same, the closer an option gets to its expiration date, the more its value decreases each day due to the "Time Decay" effect of options. Since the Fund intends to hold a short position on its option contracts, a decrease in the value of an option will lead to an increase in the value of the Fund.
Furthermore, the Fund will write puts ONLY if the premium income received from each put contract is worth at least 0.4% of the cash collateral needed to open that short put position. This allows for a more predictable return under certain market conditions, but more importantly, this also allows for the Fund to invest in deep OTM (Out of The Money) short put positions. The deeper OTM a put option is, the less likely it is for that option to be exercised. It is mainly due to this fact that the Fund manages to lower volatility for the Investor.
The example below will help illustrate how the use of shorting options lower volatility for the Fund's shareholders:

EXAMPLE:
Shares of XYZ are trading at $34 a share. The Fund sells a cash-secured put on the underlying with an exercise price
(strike price) of $27 a share and receives $0.15 a share as premium income for selling the option. The put option has 6 days left until expiration.
The cash collateral required for this one put option is equal to $27*100= $2,700 (REMINDER: Each option contract represents 100 shares of the underlying security) and the total premium income received from this put contract is $0.15*100= $15.
Since 15/2,700= 0.56% (the put position's maximum potential return), the put option would be appropriate and in line with the Fund's option's strategy.
Furthermore, the breakeven point ("B/E"- the price at which the Underlying's share price must be in order to net a 0% return on the investment) for this put option contract is $26.85 (premium per share subtracted by the exercise price
[$27-$0.15=$26.85]). As long as XYZ's share price is above
$26.85 at expiration, the Fund nets a positive return on the investment. Therefore, at the time of writing the put, XYZ's share price could drop 21% before the Fund will take on any losses from the investment on the date of expiration
((Stock price - B/E) / Current Price = Change in % [34-
26.85=7.15/34= 21%]).


Once the Fund sells a cash-secured put, one of two likely outcomes will occur. Either, (i) the put expires worthless, or
(ii) the put is exercised and the Fund exchanges its held cash collateral for 100 shares of the Underlying.
Under the former (i), the cash collateral is released and the Fund will reinvest the released collateral, along with a portion of the premium income generated, into another cash-secured put. Under the second (ii) outcome, the Fund is assigned to purchase 100 shares of the underlying at the exercise price. This will happen either due to the underlying's market price dropping below the exercise price on or before the expiration date or the option's buyer simply decided to exercise the option's terms early.
If the Fund is assigned on the put and is required to purchase shares of the underlying, the Fund will begin selling covered calls with the newly purchased shares locked as collateral for the call options. The covered call options will be sold at the lowest possible exercise price that allows for a Total Return* (Premium Income + Capital Gains) that is in line with the Fund's targeted investment returns.
The Fund aims to realize a weekly return of at least 0.4% of the capital invested in cash secured puts. This means that if a put option is assigned, the Fund will aim to sell calls that allow for the original cash invested in the put to grow at least 0.4% weekly, even if it means selling the shares at a lower price than it was purchased (this could be possible due to the additional premium income generated from selling an option offsetting the loss in capital gains).
So, if the Fund sells a put with a week remaining until expiration and the Fund ends up being assigned on that put, the Fund will then sell a covered call that will net a total return equal to at least 1.004^2= 0.802% ((1 + WEEKLY RETURN
GOAL)^NUMBER OF WEEKS SINCE CASH-SECURED PUT SOLD).
The next example below will better illustrate how the Fund calculates its return goals and how it chooses its options to sell.

*For this section, "Total Return" refers to the sum of the total premium income generated and any capital appreciation or depreciation over the life cycle of a single Cash
Secured Put. A life cycle of a Cash Secured Put begins when the Fund writes a put and ends either when the put expires worthless or when the Fund is assigned on a covered call and is required to sell shares initially purchased via an assigned Cash Secured Put.

Similar to the cash-secured puts, once the Fund sells a covered call there are two possible outcomes. Either, (i) the call expires worthless and the share collateral is released back to the Fund, or (ii) the call is exercised and the Fund exchanges 100 shares of the underlying for cash at the stated exercise price.
If outcome (ii) happens, the Fund will repeat its investment cycle and begin to sell cash-secured puts using the newly acquired cash from the assigned covered call as collateral for the put. However, if outcome (i) happens and the covered call expires worthless, the Fund will continue to sell covered calls but will adjust the call's exercise price to be in line with the Fund's 0.4% weekly growth goal (0.4% return is a projection and not a guarantee).
Every time a covered call is sold against the underlying shares, those shares' cost basis are decreased by the amount of total premium income received throughout the "lifetime" of the original cash collateral that was first invested as a cash-secured put. The cost basis is primarily used by the Fund to quantify the appropriate prices to sell shares.
As the cost basis drops, so does the covered call's exercise price needed in order to sell the underlying shares at a price that is in line with the Fund's objectives and goals. When dealing with calls, a lower exercise price increases the chances of being assigned to sell the shares and also increases the amount of cash received as premium income for selling the call. Therefore, the Fund will aim to sell calls with lower exercise prices. This however has the drawback of limiting the potential gains of the investment if the underlying's market value were to rally rapidly.
The Fund may sell covered calls with up to 6 weeks left until expiration.
The Fund's methodology as it regards to cost basis, appropriately pricing options, and selling covered calls would be best illustrated with the following example.

EXAMPLE:
Expanding on our previous example, let's assume that XYZ's share price has significantly dropped to $25 and thus our $27 strike cash secured put has been assigned. The Fund now owns 100 shares of XYZ that it has purchased at a loss for $27 a share. Our breakeven price, which is also our cost basis, is $26.85, which means that for every share in our position we are currently down $1.85 (=$26.85-$25), or $185 for the entire option.
In order to achieve the Fund's goal, we are going to have
to lower our cost basis so that the Fund would be able to turn a profit without having to wait for XYZ's share price to rise. The Fund does this by writing covered calls. The premium received from the calls will help offset the current loss.
The appropriate exercise price is calculated based on the Fund's weekly goal of at least a 0.4% return and since the original cash investment for the assigned put is $2,700, the Fund intends to sell covered calls only if the maximum potential gain from the call aligns with the following formula:
(Initial Cash Collateral*(1.004^Number of Weeks Since Cash-Secured Put Sold)) - Initial Cash Collateral
Plugging in the numbers from the example we get:
(2,700*(1.004^2))-2,700= $21.64
This means that the Fund will aim to sell a covered call only if the call's assignment will realize a total profit of at least $21.64 from the initial $2,700 investment.
It should be noted that the longer the duration of time
that has passed since selling the original cash-secured
put, the higher the profit the Fund expects to receive from selling the Covered Call. So if 5 weeks have passed since selling the cash-secured put, plug in 5, instead of 2, for 'Number of Weeks Since Cash-Secured Put Sold' in the above formula.
One way the Fund can reach its goal of a $21.64 profit for the contract, or $0.22 a share (21.64/100 Shares), is by selling the shares at 22 cents above the breakeven price, which in this example is $26.85:
$26.85 + $0.22 = $27.07 Per Share
The capital gain (albeit short-term) from selling the 100 shares that the Fund has purchased at $27 and sold at $27.07, is $0.07 a share, or 100*$0.07= $7.00 total.
Remember, the Fund has also made $15 of premium income when initially selling the 27 put. Therefore, the Fund's Total Return on the original cash-secured put is:
Total Premium Income + Capital Gains
$15 + $7 = $22
The $22 gain is just above the targeted return goal of the fund of $21.64. However, one issue with this method of reaching the stated goal is that it can only work if the market price of the underlying reaches at least $27.07. The Fund also misses out on additional potential income, as no covered calls are being sold and thus no premium income is being generated.
Alternatively (and also prioritized by the Fund), the Fund could write covered calls on the underlying stock as it anticipates the underlying's growth. This will also generate premium income that will further lower the cost basis of the original cash-secured put. With a lower cost basis, we can better tolerate selling the underlying shares at a lower price and still be consistent with the Fund's goals.
The Fund will now write a covered call with the lowest possible exercise price that will allow (upon the potential assignment of the call) the Total Return of the initial cash secured put to be consistent with the goal of at least a $21.64 return on investment. Remember, the lower the strike on calls, the more likely its assignment and the greater the premium income received. The Fund aims for a lower strike price in order to hedge against a significant and continuous drop in the price of the underlying shares. For the sake of illustration let's assume 3 possible call options on the underlying XYZ, one OTM (Out of The Money), one ATM (At The Money) and one ITM (In The Money). All
three options expire in a week:
I.	OTM - 29 Strike call that generates $0.16 a share of
premium income, or $16 total
II.	ATM - 25 Strike call that generates $1.50 a share of
premium income, or $150 total
III.	ITM - 23 Strike call that generates $4.10 a share of
premium income, or $410 total
Remember, XYZ is currently trading at $25 and the Fund initially received $15 to purchase the shares at $27 a share, making the cost basis $26.85.
Let's go over the three possible options and see how each one affects the cost basis differently and why the Fund will choose to sell the third (III) option.
I.	If the Fund were to sell the OTM option, the Fund
would receive a total of $0.16 a share ($16 total) in premium income. This would lower the cost basis
(breakeven price) by $0.16, making it (26.85-0.16=)
$26.69, just barely lowering the cost basis. If the underlying expires worthless the cost basis will remain at $26.69 and the Fund will only profit $16 from selling the call. However if the underlying closes at a price higher than the $29 exercise price, the call will be assigned and the Fund will be forced to sell its shares for $29 a share, making the capital gain per share equal ($29-$27=)$2 per share ($200 total) and the Total Return of the initial cash secured put ($2+$0.16+$0.15=) $2.31 a share ($231 total), according to the aforementioned formula:
"Total Return=Total Premium Income + Total Capital
Gain".
Alternatively, you can also subtract the price received for selling the share by the cost basis to receive Total Return (Total Return = Sell Price - Cost Basis). In this case: $29-$26.69= $2.31 a share.
With the OTM option, the Fund will have the highest potential gain compared to the two others, however, this will only happen if XYZ's market price surpasses
$29 by the call's expiration date. There are no guarantees this will happen. The only thing guaranteed is the $16 of premium income we have received for agreeing to sell the call.

II.	If the Fund were to sell the ATM option, the Fund will
receive $1.50 a share in premium, thus lowering the cost basis to (26.85-1.50=) $25.35 a share. Just like with the OTM option, the only thing guaranteed is the premium received for selling the call. However, unlike the OTM option, if XYZ's price were to rise past the $25 strike, the Fund will realize a loss upon assignment of the call.
Upon assignment, the Fund will be forced to sell 100 shares for $25 a share. Since the shares' cost basis is $25.35, the Fund's Total Return on the initial cash-secured put would be ($25-$25.35=) -$0.35 a share, or a total loss of $35.
Since XYZ was already trading at $25 at the time of writing the call, it would be somewhat likely for the Fund to get assigned on the call and realize a $35 loss.
The benefit of the ATM option is if the stock price drops under $25 at expiration, the Fund will realize a $150 gain from the premium. However, if XYZ's value continues to decline rapidly, the unrealized value of the total investment of the initial cash-secured put will drop with a high correlation. The only hedge to the loss will be the total premium income generated throughout the life of the investment (since the initial cash-secured put was sold). In this case:
$150+$15= $165.

III.	Finally, if the Fund were to sell the ITM option, the
Fund would receive $4.10 a share in premium income.
This would significantly lower the cost basis to ($26.85-$4.10=) $22.75 and would guarantee the fund
$410 in realized premium income.
The drawback to this is the lower exercise price of $23, meaning if XYZ closes above $23 at expiration, the Fund will be forced to sell 100 shares at $23 a share. Because the shares were purchased at $27, the capital loss per share is $23-$27= -$4, or a total realized capital loss of $400. However, this current realized capital loss is countered by the high premium income received from all the options written on the underlying since the initial cash secured put was sold. In this case ($4.10+$0.15=) $4.25 per share
($425 total). Thus the Total Return of the initial cash-secured put is ($425-$400=) $25 (Total Premium
Income + Total Capital Gain or Loss = Total Return).
A better way to calculate Total Return would be using the sale price ($25) and the current cost basis
($22.75). The Total Return of the initial cash-secured put would be ($23-$22.75=) $0.25 a share (Total
Return= Sale Price-Cost Basis). The total gain of $25 is just slightly higher than the Fund's anticipated
Total Return goal of $22 and therefore is consistent with the Fund's investment strategy.
The benefit of the ITM option is that the guaranteed premium received is much higher than the other options and since, at the time of writing the call, XYZ was trading at $25, the underlying would have to drop $2 until the date of expiration in order for the call option to not be assigned. Remember, the Fund isn't aiming to maximize its profit via speculation.
Instead, it aims to produce relatively predictable and attractive returns while lowering volatility.
If XYZ does drop below $23 and the call expires worthless, the Fund still gets to keep its $410 and the cost basis will remain at $22.75. The Fund will now try to sell another ITM call option in order to further decrease the cost basis and increase the possibility of assignment.

Looking back at our three call options, the OTM call has the highest potential returns for the initial cash-secured put of $231. However, the only way to obtain this return is if XYZ exceeds $29 a share in market value by expiration.
The OTM call wouldn't be ideal for the fund to write since it is the least likely of all three options to be assigned and, more importantly, the low premium income received only marginally lowers the cost basis. If XYZ were to drop after selling the OTM call, the Fund's unrealized return would correlate with the drop in XYZ's share price, only offsetted by the total premium income received, which in this case is only $0.31 a share. This would increase the Fund's exposure to volatility.
The ATM call option would be the least preferred option because a rise in XYZ's price would actually create a total realized LOSS for the fund of $35. Since the cost basis is
25.35 after selling the 25-strike ATM option, then for as long as the position is open the Fund will have a total unrealized LOSS of at least $35, further dropping if the underlying share price declines. No matter how the ATM option plays out, the Fund will be at a loss upon expiration.
The ITM option is the most preferred option to write of our three examples. The high premium earned significantly lowers the cost basis of the original cash-secured put investment, thus decreasing the Fund's volatility while simultaneously increasing the Fund's liquidity and buying power. Although upon assignment of the ITM option the Fund will sell its shares at a much lower price than purchased, the premium generated from writing the option will be sufficient enough to net the Fund a total gain for its initial investment of the cash secured put.
The biggest drawback to the ITM option is that it severely limits the maximum potential gain the Fund would realize if the underlying shares were to rally rapidly. Alternatively, if the underlying shares were to continue to drop in value, the Fund's value will drop significantly less than the underlying's value due to the high premium earned from the option.
The Fund will prefer to limit potential gains if it means lowering risks and realizing positive returns.


The Fund's portfolio will consist of many separate cash-secured put investments diversified by time left until expiration and strike price.
On days when the market is up, the price of calls rise. On days when the market is down, the price of puts rise. Ideally, the Fund will prefer to sell calls on days when the market is up and sell puts on days when the market is down.
Unfortunately, the market is unpredictable and therefore it is impossible to know when there will be a green day or a red day in the markets.
As it relates to selling puts, it is likely that the Fund will sell cash-secured puts with a maximum potential gain that is higher than the aforementioned weekly goal of a 0.4% return on days when the market suffers a sharp decline. At any other time, the Fund will aim to sell cash-secured puts that return approximately 0.4% of the investment.
As for call writing discipline, the Fund will generally sell a call as soon as possible after an assignment on a put option. This is done in order to hedge against the possibility of a continuous decline in the underlying shares' value.
The Fund will allocate over 80% of its assets under management
(AUM) towards implementing the above investment strategy.


Although the vast majority of the Fund's investment strategy will involve allowing options to mature to their expiration dates, the Fund may also make use of "Option Rolling" and "Put Credit Spreads" at times when necessary.
Both Rolling Options and Put Credit Spreads require the Fund to purchase ("long") options, however, it is important to note that the Fund will NOT buy standalone options to open new long positions on the options. The Fund will only purchase options if it is part of a larger strategy, such as an options spread. Option Rolling is the strategy of simultaneously purchasing to close an option, and selling to open a different option with a different exercise price and/or expiration date but on the same underlying shares. This allows the Fund to reap additional premiums while using the same collateral. The Fund will only utilize Rolling Options in situations where the underlying's value drops or rises to an extreme degree, rendering the opened short option position near worthless while still having several days remaining until expiration. The Fund will always prioritize allowing its positions to expire worthless and therefore the Fund will only Roll Options under rare circumstances. Additionally, the Fund may choose to utilize Put Credit Spreads. Put credit spreads are the simultaneous purchase of a put and selling of a put with a higher exercise price on the same underlying with the same expiration date. Put credit spreads could be a useful tool since they allow for the possibility of profiting with much less capital needed for collateral. This benefit comes at a cost however.
If the put credit spread expires OTM (Out of The Money), the Fund will lose 100% of the collateral. Compared to traditional cash secured puts, if a cash secured put option plays out unfavorably towards the investor, the investor will still have the "consolation prize" of 100 shares of the underlying that may rise in value in the future. A put credit spread that goes unfavorably towards the investor will net the investor a permanent loss of the collateral. Because of this, the Fund will limit its use of put credit spreads.
Under normal circumstances, the Fund will invest no more than 5% of its managed assets in put credit spreads.

Under no circumstance will the Fund sell Naked Puts or Naked Call options. Naked puts are puts written without any cash taken as collateral and Naked Calls ("uncovered calls") are calls written without owning the proper amount of shares needed to cover the shares upon the potential assignment.
Both are inherently risky, however, the risk with naked calls is significantly bigger since naked calls are exposed to infinite risk. Because of this, the Fund will not sell any naked options nor will the Fund ever enter positions that enable the possibility of a loss larger than the original investment.

During temporary defensive periods, the Fund may deviate from its principal investment objectives and enable temporary defensive strategies.
More information can be found within the Fund's Statement of Additional Information (SAI).


EQUITY STRATEGY-
The Fund's equity strategy involves investing in options underlying equity that track the NASDAQ-100 Index ("The
Reference Index").

Under normal circumstances, the Fund will sell options deriving from the unleveraged "INVESCO QQQ TRUST SERIES 1" ETF (NASDAQ:QQQ). QQQ tracks the NASDAQ-100 Index and therefore grants the Fund exposure to the relevant index sectors and holdings.
Furthermore, QQQ options trade at a high volume with more available expiration dates, including mid-week expiration contracts. The increased volume allows for more liquidity in the options market and the wider range of expiration dates allows for more flexibility when writing options.
At the time of this prospectus, QQQ's exposure to index sectors is as follows:
	Information Technology.....................50.53%
	Consumer Discretionary.....................14.56%
	Communication Services.....................15.15%
	Health Care.................................7.60%
	Consumer Staples............................6.90%
	Industrials.................................3.86%
	Utilities...................................1.40%

At the time of this prospectus, QQQ's top 10 holdings include:
	Apple Inc..................................13.38%
	Microsoft Corp.............................10.12%
	Amazon.Com Inc..............................5.64%
	Tesla Inc...................................3.33%
	Alphabet Inc.- Class C......................3.32%
	Alphabet Inc.- Class A......................3.22%
	NVIDIA Corp.................................3.21%
	PepsiCo Inc.................................2.27%
	Meta Platforms Inc.- Class A................2.19%
	Costco Wholesale Corp.......................2.10%

Under normal circumstances, the Fund will invest a portion of its managed assets in options deriving from the leveraged "PROSHARES ULTRAPRO QQQ" ETF (Ticker: NASDAQ:TQQQ). TQQQ comprises securities that correspond to three times the daily performance of the NASDAQ-100 Index.
TQQQ is an appropriate match for the Fund's investment objectives and strategies, as it (i) tracks the NASDAQ-100 and is (ii) naturally more volatile than the Reference Index. Its inherent volatility, rather counterintuitively, helps lower the Fund's volatility when implementing the Fund's methodology.

(i) Tracks the NASDAQ-100 Index-
TQQQ allows for the Fund to gain exposure to business sectors and companies that are tracked under the Reference Index. It is due to this that it is necessary for the Fund to invest a significant portion of its managed assets in a single ETF.
As of the date of this prospectus, TQQQ is not concentrated in any industry. However, a significant portion of the securities represented in the Reference Index is in the technology sector. As a result, the Fund will have a significant portion of its assets invested in technology companies.
At the time of this prospectus, TQQQ's exposure to index sectors is as follows:
	Information Technology.....................48.97%
	Consumer Discretionary.....................17.08%
	Communication Services.....................15.83%
	Consumer Staples............................6.70%
     Health Care.................................6.56%
	Industrials.................................3.42%
	Utilities...................................1.43%

At the time of this Prospectus TQQQ's top 10 holdings include:
	Apple Inc..................................13.30%
	Microsoft Corp.............................10.40%
	Amazon.Com Inc..............................6.90%
	Tesla Inc...................................4.94%
	Alphabet Inc.- Class C......................3.55%
	Alphabet Inc.- Class A......................3.44%
	Meta Platforms Inc.- Class A................2.78%
     NVIDIA Corp.................................2.55%
	PepsiCo Inc.................................2.24%
	Costco Wholesale Corp.......................2.08%

(ii)More Volatile Than The NASDAQ-100 Index-
TQQQ is a leveraged ETF that seeks 3 times the daily return of the NASDAQ-100 Index, making it more volatile than the Reference Index. Volatility is one of many factors that cause option prices to rise and since the Fund mainly intends to sell options, higher volatility works in the Fund's favor.
The increased volatility also allows for larger fluctuations in the Reference Index before the Fund may be assigned on any put options. In other words, the three times leveraged ETF allows a bit more "wriggle room" before assignment than an unleveraged ETF.
This could be best explained using an example involving the leveraged TQQQ and the unleveraged QQQ:

EXAMPLE-
Let's assume two different options that both track the
NASDAQ-100 Index, one deriving from the TQQQ ETF and the
other deriving from the QQQ ETF. Both options are
considered appropriate options for the Fund to sell with
regard to the Fund's goal of a 0.4% weekly return on the
cash held as collateral on a cash-secured put. Both options
expire in a week.
I.	TQQQ- 22 strike put that generate $0.09 a share of
premium income, or $9 total. TQQQ is currently trading
at $30 a share.
II.	QQQ- 281 strike put that generates $1.16 a share of
premium income, or $116 total. QQQ is currently
trading at $300 a share.
Both options track the NASDAQ-100 Index (albeit at
different levels of exposure) and both options' total
premium income is approximately 0.4% of the cash collateral
needed for the investment as shown:
I.	TQQQ- $9/$2,200= 0.4%
II.	QQQ- $116/$28,100= 0.4%
In order for the Fund to be assigned on the first (I) option, TQQQ needs to drop to $22 a share by the expiration date, or 26.67% (=(30-22)/30).
In order to be assigned on the unleveraged option (II), QQQ needs to drop to $281 a share by expiration, or 6.33%
(=(300-281)/300).
Since the leveraged ETF (TQQQ) seeks a 3x daily return of the NASDAQ-100 Index, we can ROUGHLY estimate the amount the Reference Index will need to drop in order to be assigned on the TQQQ option: 26.67%/3= 8.89%. Compared with the 6.33% drop needed in order to be assigned on the unleveraged option (QQQ), the TQQQ option grants the Fund more flexibility when selling a deep OTM put option.
It is important to note that the 3x return on the Reference
Index for TQQQ is calculated for A SINGLE DAY, as measured from one NAV calculation to the next. Due to the compounding of daily returns, periods longer than one day can result in returns that are significantly different from the 3x return target of the Reference Index. The more compounding periods there are, the more likely the leveraged ETF will mismatch a perfect 3x return on the Reference Index and therefore dividing the percentage drop in TQQQ by 3 will only give a rough estimate of how much the NASDAQ-100 Index will need to drop in order for the Fund to be assigned on the above put.

Shares Of Acquired Funds-
As part of the Fund's principal investment strategy, the Fund will acquire shares of other funds for short term periods of time. The Fund has no intention of holding acquired shares for prolonged periods. The shares of the acquired companies the Fund intends to purchase are all shares of closed-end exchange traded funds (ETFs). Therefore, the Fund will not redeem any shares from the acquired fund, instead the Fund will exchange shares of the acquired fund for cash in the secondary market.
Furthermore, because the Fund is a small fund (less than $10 million AUM), it would be impossible for the Fund to own more than 3% of an acquired fund, as the ETFs the Fund intends to acquire have an AUM of over $10 billion.
Section 12(d)(1) of the Investment Company Act of 1940 establishes certain restrictions for investing in other investment management companies. However, Section 12(d)(1)(F) of the Act establishes some exemptions to these restrictions upon certain conditions.
Section 12(d)(1)(F)(i) of the Act states that the provisions of
Section 12(d)(1) of the Act will not apply to securities purchased by a registered investment company if immediately after purchase the acquired fund and any affiliated person of the fund own no more than 3% of the total outstanding stock of such issuer of the acquired fund. Section 12(d)(1)(F)(ii) further states that in order to be exempt from the restrictions of Section 12(d)(1), the acquiring fund must not have offered or sold any securities (neither directly nor through a principal underwriter or otherwise) with a sales load over 1.5% after January 1st, 1971.
Since the Fund does not charge a sales load for purchasing securities and the Fund cannot own more than 3% of the total outstanding stock of the acquired funds, the Fund is consistent with Section 12(d)(1)(F) of the Act and can invest in the funds of other investment companies. If, in the future, the Fund were to grow and exceed the 3% limit set forth in Section 12(d)(1)(F)(ii), the Fund will then apply for exemptive relief from the restrictions of the section, consistent with Section 12(d)(1)(J) of the Act.
The Fund shall exercise voting rights by proxy with respect to any security purchased or acquired pursuant to Section 12(d)(1)(F) in the manner prescribed by Section 12(d)(1)(E)(iii) of the Act.
The Fund has no intention of redeeming acquired securities directly from the issuer of such acquired investment company and the Fund has no intention of investing in a complex multi-tier structure (the Fund will not invest in funds that own shares of other funds).


C. Risks-

The Fund is a non-diversified, open-end management investment company designed primarily as a long-term investment.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There are no guarantees that the Fund will achieve its investment objective and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation (FDIC), any other government agency, the Fund's adviser, or any of its affiliates.
Although the Fund is intended as a long-term investment, it is not intended to be a complete investment program. It is best advised to talk with your personal investment adviser, or do your own due diligence, regarding if the Fund is an appropriate addition to your total investment portfolio.
The following risks are principal risks associated with investing in the Fund. A complete list of all the Fund's risks can be found in Item 16.

Investment and Market Risk-
As it is with any investment, an investment in the Fund's shares is subject to investment and market risk, including the possible loss of the entire invested principal. An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. At any point, shares of the Fund can be worth less than your original investment, even when taking the reinvestment of Fund distributions into account.

Common Stock Risk-
Common stock represents an equity ownership in a corporation or issuer. Over the long term, common stocks have historically generated higher average total returns than fixed income securities, however common stocks have also experienced a significantly higher degree of volatility in producing those returns.
Therefore, adverse events may cause common stocks to underperform relative to other fixed income securities during certain periods.
The prices of common stocks are sensitive to general movements in the market and a drop in the stock market may depress the value of common stocks to which the Fund is exposed to. The value of common stock generally tends to fluctuate due to changes in the market, economy, legislature, and investors' perception of the current and upcoming conditions of the market and economy as a whole. Furthermore, the value of common stock may be sensitive to rising interest rates, which increases the cost of capital and the costs associated with borrowing funds. As it is with any security, an investor may lose part or all of her investment when purchasing common stock.

Investment Companies Risk-
In the pursuit of achieving the Fund's objectives and goals, the Fund will invest in the securities of other investment companies, primarily companies offering close-ended Exchange Traded Funds (ETFs). Some of these securities may be leveraged and as such, the Fund may be directly or indirectly exposed to leverage through an investment in such a security, thus magnifying the Fund's leveraged risk.
The utilization of leverage is a speculative investment technique and involves certain risks. An investment in leveraged investment companies may expose the Fund to higher volatility in the value of the shares of such companies and may increase the possibility that the Fund's returns on such securities will be diminished.
An investment in an investment company exposes the investor to all of the risks that the investment company is exposed to. As a holder of the securities of other investment companies, the Fund will bear its proportional amount of the other investment companies' expenses and advisory fees. These expenses are in addition to the Fund's own expenses and as a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments.
Furthermore, all of the risks inherent to the acquired investment company will apply to the Fund's strategy as well. View the Acquired Fund Fees and Expenses (AFFE) section under
Item 3 for more information.

Put Option Risks-
As the writer of a put option, the Fund takes on the risk of declines in the value of the option's underlying security, up to a possible maximum loss of the entire exercise price of the option minus the premium income received. The Fund receives a premium for writing the put, however the premium may not be enough to completely offset the loss in value caused by a decrease in the value of the underlying.
Alternatively, if the underlying security increases in value, the Fund will not have the opportunity to completely benefit from its increase in value.
Whenever writing a put option, the writer assumes the risk that it must purchase the underlying security at the option's exercise price that may be higher than the underlying's market price.
The value of the options written by the Fund will be affected by changes in the dividend rate, value, time remaining until expiration, and actual or perceived volatility of the stock market and the option's underlying security. The value of options may also be adversely affected if the market for options becomes less liquid.
Options can be listed on an exchange or traded in the OTC (Over The Counter) market. Exchange traded options usually have standardized exercise prices and expiration dates. Buyers' and sellers' obligations related to such options are guaranteed by the exchange or a related clearing corporation such as the Options Clearing Corporation (OCC).
OTC options are more flexible as the terms are negotiated between the buyer and the seller, however they are subject to counterparty risk. Due to the lack of independent evaluation and regulated markets, the risk of potential losses with OTC options increase. Because of these risks, the Fund will greatly limit any use of OTC options.

Call Option Risk-
When writing a call option, the Fund relinquishes the opportunity to profit from increases in the value of the option's underlying security above the sum of the total premium received and the exercise price of the option, while still retaining the risk of negative returns should the market value of the underlying security decline.
As the Fund opens more short call positions, its ability to benefit from capital appreciation becomes more limited and increases the risk of NAV volatility. Under such a scenario, the Fund may end up with a reduced asset base over which it uses as collateral to write calls. This could eventually lead to reduced distributions to the Fund's shareholders and a decrease in the Fund's NAV.
Furthermore, the Fund bears a risk that the value of the securities held by the Fund will vary from the value of the Reference Index (NASDAQ-100).
The value of the options written by the Fund will be affected by changes in the dividend rate, value, time remaining until expiration, and actual or perceived volatility of the stock market and the option's underlying security. The value of options may also be adversely affected if the market for options becomes less liquid.
Options can be listed on an exchange or traded in the OTC (Over The Counter) market. Exchange traded options usually have standardized exercise prices and expiration dates. Buyers' and sellers' obligations related to such options are guaranteed by the exchange or a related clearing corporation such as the Options Clearing Corporation (OCC).
OTC options are more flexible as the terms are negotiated between the buyer and the seller, however they are subject to counterparty risk. Due to the lack of independent evaluation and regulated markets the risk of potential losses with OTC options increase. Because of these risks, the Fund will greatly limit any use of OTC options.

Options Strategy Risk-
When utilizing the Fund's option strategy, the Fund seeks to reduce volatility and downside risk relative to the NASDAQ-100 Index. The strategy may not work as intended and may result in periods of underperformance when market values are increasing or losses in general.
The option strategy's success is dependent on the Fund's ability to appropriately assess the correlation between the performance of the Reference Index and the metrics used by the Fund's advisers to measure volatility. Since the characteristics of securities change as time passes and markets fluctuate, the successful implementation of the Fund's option strategy will also depend on the Fund's ability to continuously readjust, recalculate, and efficiently execute volatility management techniques. Additionally, market conditions can sometimes change rapidly and unpredictably and therefore the Fund's advisers may not be able to execute its volatility management strategy in a timely manner or at all.
Volatility management strategies may often require a higher volume of transactions and therefore may increase transaction costs for the Fund which can lead to decreased gains.
As is with any security-based strategy, it is impossible to perfectly manage volatility. The aforementioned factors may prevent the Fund from achieving its investment objective and could cause the Fund to realize losses or underperform the Reference Index.
Furthermore, volatility management techniques do not guarantee protection against considerable market declines and may cause the Fund to underperform, even during periods when the market rallies. The Fund's performance may be lower than the performance of similar funds that do not employ the volatility reducing options strategy that the Fund employs.

Put Spreads Risk-
The Fund may invest in put spreads. A put spread involves the simultaneous purchase and sale of a put option on the same underlying security and expiration date but with different strike prices.
There may be times when the Fund may not be able to close out or enter these transactions because of the potential lack of market participants that are willing to take opposing positions to that of the Fund.

Not An Index Fund-
The Fund is not intended to be, nor is, an index fund. Therefore, the Fund's performance will differ from the performance of its Reference Index, the NASDAQ-100 Index. The main reason for this is because the Fund will write cash-secured put options on securities tracking the NASDAQ-100 Index.
By writing put options, the Fund gives up the opportunity to benefit from potential increases in the Reference Index above the premium received from the option, but will continue to bear the risk of declines in value upon a significant drop in the underlying security's value.

Non-Diversification Risk-
The Fund is classified as a non-diversified investment company under the 1940s Act, therefore it can invest a larger portion of its assets in securities of a single issuer than a diversified fund. As such, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Technology Company Investment Risk-
The Fund invests a significant portion of its assets in technology companies due to a substantial portion of the securities represented in the NASDAQ-100 Index being in the technology sector.
Technology related corporations tend to exhibit a greater degree of market volatility as it relates to their market value, relative to other types of investment. Investor sentiment towards these stocks may fluctuate substantially and can cause the sudden buying and selling of the stocks which could lead to substantial price fluctuations of the security's value. Technology stocks are also sensitive to changes in technology, government regulation, consumer and business purchasing patterns, and obsolete and dated products and services. Furthermore, an increase in interest rate tends to negatively affect the earnings of technology companies due to the increase in costs of borrowing money used to expand the company's operations.

Management Risks-
The Fund actively manages its portfolio and therefore is subject to management risk. The Fund's advisers will apply risk analysis and investment techniques in making investment decisions for the Fund, however there is no guarantee that these techniques and analyses will produce the Fund's desired results.
As is the case with any actively managed investment vehicle, the Fund's advisers may err in the methodologies and strategies chosen when seeking to implement its principal investment strategy.


D. Portfolio Holdings-

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities can be found in the Fund's Statement of Additional Information (SAI).





















Item 10. Management, Organization, and Capital Structure

Investment Adviser-
Kestenbaum Capital, LLC is the Fund's investment adviser and is located at 11710 Old Georgetown Road, Apt 601, North Bethesda, Maryland, 20852.
The Adviser provides the Fund with all of its advisory services including but not limited to, the development of the investment strategy and the implementation of the Fund's investment strategy.
The Fund's investment adviser's compensation is the 1.75% management fee mentioned above in Item 3.

Portfolio Manager-
Roy Kestenbaum- Roy has been individually responsible for the development of the Fund's principal investment strategy. Roy's main business experience in the past 5 years involved trading and investing in options and equity.
The SAI (Statement of Additional Information) below provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

The Investment Advisor has been approved by a majority vote of the board of directors, including a majority approval of the non-interested board members as defined by Section 2(a)(19) of the Act. The basis for the approval of the investment advisory contract of the Fund is available in the Fund's annual report to shareholders.

Item 11. Shareholder Information

A.	Pricing Of Fund Shares-
The Fund is organized as an open-end fund, meaning the Fund will create new shares as new investors invest capital in the Fund. Shares of the Fund will not be exchanged on a national securities exchange as most, if not all, of the Fund's offerings will be made directly through the Fund.
Shares of the Fund can be redeemed directly from the Fund at the Fund's NAV (Net Asset Value). Similarly, shares of the Fund are also purchased at the Fund's current NAV.
Shares of the Fund can only be redeemed after markets close, when the current daily NAV has been determined.
Although it is possible to redeem Funds on any business day past market hours, the Fund recommends redeeming shares at the end of weeks, when the Fund is least likely to be in open short positions on options. While short option positions are open, it is likely for the Fund's value to fluctuate due to the numerous factors that affect the price of an option nearing expiration. Fund shares can be redeemed or purchased at NAV on any business day, excluding holidays, past market hours.

Net Asset Value (NAV)-
The Fund's NAV per share is determined at the close of each regular trading session (normally 4:00 PM Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business. NAV is calculated by subtracting all liabilities (including accrued expenses and dividends declared but unpaid) from all assets (including accrued interest and dividends) and then dividing that value by the total number of common shares outstanding.

NAV=(Net Assets - Net Liabilities)/# of Common Shares
Outstanding

In determining NAV, assets and other securities for which market quotations are available are valued at market value. Equity securities traded on an exchange are generally valued at the last sales price on which such securities are traded.
Securities reported on NASDAQ are valued at the NASDAQ Official
Closing Price.
Options listed on national exchanges are valued using the mark (the value exactly between the option's highest bid and lowest ask price) at the end of the trading day.
On thinly traded options, the bid-ask spread may be very wide resulting in an inaccurate valuation of the option, therefore the Fund's NAV will be closest to its true value on the weekends, when it is most likely to have the least number of open positions on options. It should be noted that the listed options markets typically close at 4:15 PM Eastern Time. Changes in the value of the Fund's portfolio after 4:00 PM would not be reflected in that day's NAV.
OTC options are valued based on prices from a third-party evaluation service.
The value of any purchase or redemption of Fund shares will be based on the next calculation of NAV after the order is placed.

B.	Purchase Of Fund Shares
Fund shares can be purchased at the Fund's NAV per share. When purchasing or redeeming new shares the relevant NAV will be calculated according to the next day's NAV.
Shares of the Fund can be redeemed or purchased directly through the Fund or via a third-party intermediary service such as a broker-dealer or bank.

C.	Redemption Of Fund Shares-
Fund shares can be redeemed in exchange for the cash value of each share according to the Fund's NAV. Redemption of Fund shares can only be made on business days past market hours and the relevant NAV used to calculate value of redemption is based on the following day's NAV.
Any shares owned by the Investor for less than two years will incur a redemption fee upon redemption of Fund shares. If the redeeming owner has held the shares for over 1 year but less than 2, the Investor will incur a redemption fee of 1% of the assets to be redeemed. If the Investor has owned Fund shares for less than 1 year, the Investor will incur a redemption fee of 2% of the assets to be redeemed. Any redemption made for shares held longer than 2 years will not incur any redemption fee. Furthermore, any share purchased via the Fund's Dividend Reinvestment Program (DRIP) will not incur any redemption fees upon redemption, regardless of the amount of time the Investor has owned the shares.
The Fund may also choose to ignore redemption fees upon certain emergency circumstances.
Redemption of Fund shares can be done directly via the Fund's investment company, or indirectly via a third-party financial intermediary such as a broker-dealer or bank.
Under normal circumstances, a shareholder requesting redemption of Fund shares can typically expect the transfer of payment to her account within one week, or five business days.
When a shareholder requests to redeem her shares, the Fund will deduct the amount of its outstanding shares by the amount of shares to be redeemed. The Fund will then liquidate the appropriate amount of assets in proportions to the Fund's total asset allocation. This means that if the Fund's assets are allocated as 60% option positions, 25% equity, and 15% cash, then 60% of the redemption's value will come from liquidating options, 25% from liquidating equity, and 15% will come from the Fund's held cash.

The Fund has adopted and implemented a written liquidity risk management program that complies with Rule 22e-4 of the Investment Company Act of 1940.
The primary holdings in the Fund's portfolio are expected to be cash and publicly listed market securities and as such most, if not all, of the Fund's securities will be considered highly liquid. The Fund also has no intention to borrow money to invest in securities. Nevertheless, the Fund has developed a liquidity management program that has been approved by the interested and uninterested members of the Fund's board of directors. The board has approved the designation of Ariela Kestenbaum to administer the liquidity risk management program.
The Fund's liquidity management program will be reviewed at least annually.

D.	Dividend And Distributions-
The Fund will pay quarterly distributions in terms of a fixed percentage of the Fund's NAV per share. The distributions paid by the Fund will be composed of net premium income and supplemental amounts representing realized capital gains. Such quarterly distributions are sometimes referred to as "managed distributions".
The Fund will seek to distribute payments at a rate that roughly corresponds to the Fund's investment adviser's projection of the total return that could reasonably be expected to be generated by the Fund's common shares. However, the distribution rate will not be solely dependent on the amount of premium income earned or capital gains realized. The Fund may consider long term historical returns and a variety of other factors when making such projections.
Furthermore, the Fund intends on distributing a portion of its generated premium income. Retaining a portion of the Fund's premium income is generally what helps the Fund's NAV grow exponentially over time.
If net premium income and net realized capital gains were less than the distribution made by the Fund for a quarterly period, the difference would be distributed from the Fund's assets. In order to raise the necessary cash for such distributions, the Fund would either close option positions to release collateral or sell portfolio securities. Such sales of securities may occur regardless of the Fund's investment strategy.
It is likely that the Fund's actual financial performance will vary significantly from month to month and from year to year and it is possible that the distribution rate will exceed the Fund's actual total returns over an extended period. The Fund's actual or projected distribution rate is NOT a prediction or guarantee of what the Fund's actual total returns will be over any future period.
As market conditions and the Fund's portfolio change, the distribution rate and the Fund's distribution policy could change. As such, the Fund reserves the right to alter the distribution rate without a shareholder vote.
For tax purposes and when viable, distributions made by the Fund may consist in part of a return of capital to the Fund's Shareholders. The exact tax characteristics of the Fund's distributions will not be known until the fiscal year end. The Fund's shareholders should not confuse a return of capital distribution with distribution yield or total return.
At the time of the quarterly distribution, the Fund will make available a notice of the estimated sources and tax characteristics of the Fund's distributions, in compliance with federal securities laws requiring any fund paying a distribution from sources other than net investment income disclose to shareholders the composition of the sources of the distributions made.
Projections made by the Fund to determine its distribution yield may be based on certain assumptions about the Fund's expected returns and the realization of any net gains over the remainder of the year. These projections will likely vary over time based on the activities of the Fund and the changes in market conditions and Fund assets.
The final determination of the source and tax characteristics of all distributions will be made following December 31 in each year and will be reported to the Fund's shareholders early in the following year.
The Fund intends to distribute a portion of net capital gains and premium income for each taxable year through its managed distributions.
A return of capital distribution reduces a shareholder's tax basis, which could result in more taxable gain when the Fund's shareholder sells her shares. This could lead to the shareholder paying taxes even if she sells shares of the Fund for less than the original price.
The Fund reserves the right to alter its distribution policy and yield at any time upon notice to its shareholders.

Dividend Reinvestment Plan (DRIP)-
The Fund participates in an "Opt-Out" Dividend Reinvestment Plan
(DRIP). If your shares are registered directly with the Fund, your distributions, including any capital gain distributions and return of capital distributions, will automatically be reinvested in additional shares under the Fund's DRIP, unless your request to opt out of the plan. If you choose to not participate in the DRIP, you will receive all distributions in cash.
Under the DRIP, the number of the Fund's shares you will receive will be determined by the Fund's NAV. Shares received could either be whole or fractional depending on the distribution amount and the current NAV. Distributions will be reinvested at the current NAV on the day they are paid, after market hours. There is no brokerage charge for reinvestment of your distributions in shares and there is no direct service charge to participants in the Fund's DRIP.
Automatically reinvesting distributions back into the Fund does not mean that you do not have to pay income taxes due upon receiving distributions, nor does it mean that you will realize premium income or capital gains simply because you are not receiving cash but instead participating in the Fund's DRIP.
You may withdraw from the Fund's DRIP at any time by giving written or telephonic notice to the Fund's advisers. If you withdraw, shares purchased from the plan will remain under your ownership, however future distributions will be paid in cash and not reinvested.

E.	Frequent Purchases and Redemption of Fund Shares-
The Fund is an open-ended investment management company and is intended to be used as a long-term investment vehicle. The Fund's shares are not intended to be used for short term investments and trades, and doing such could present significant risks towards the Fund's shareholder.
The Fund's NAV fluctuates according to changes in the markets and sometimes the Fund's financial behavior can be roughly projected based on historical financial events the Fund may endure.
Due to the nature of the Fund's investment strategy, the Fund's value may rise or drop significantly after a significant change in the NASDAQ-100 Index (The Reference Index). These sharp changes in value may be more or less than the fluctuations of the Reference Index. Therefore, it is recommended that shareholders of the Fund hold their shares for the long term and avoid any attempt to trade shares of the Fund for short term value.
The Fund has not adopted any policies or procedures with respect to frequent purchases and redemption of Fund shares by Fund shareholders. The Fund's philosophy believes that the Investor should have the liberty to decide the method and frequency of investing her assets and as such has not adopted any policies regulating the Investor's use of assets. The Investor is fully responsible for any risks and losses associated with frequent purchases and redemptions of Fund shares.

F.	Tax Consequences-

The Fund intends to make distributions (dividends) that may be taxable to the investor as ordinary income or capital gains unless the Investor is investing through a tax-advantaged arrangement such as an Individual Retirement Account (IRA) or a 401(K) plan.
The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.
An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.
The Fund may pay an excise tax under the Internal Revenue Code (IRC 4982) with respect to its distributions. This could increase the costs of the Fund.

Item 12. Distribution Arrangements

A.	Sales Load-
The Fund does not apply to any purchases of shares any sales loads. There will be no front-end, back-end, or any other form of sales load expense when purchasing or redeeming shares of the Fund, with the exception of redemption fees for shareholders redeeming shares owned for less than two years, as mentioned under Item 3.

B.	Rule 12b-1 Fees-
Rule 12b-1 of the Investment Company Act of 1940 allows fund companies to act as distributors of their own shares. The rule further permits fund companies to charge a fee to pay distribution and marketing costs.
The Fund intends to adopted a plan under rule 12b-1 that allows the
Fund to pay distribution fees for the sale and distribution of its shares.
The Fund has a 12b-1 fee of 0.25%.
Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's 12b-1 plan has been approved by a vote of the Fund's interested and non-interested directors.
Item 13. Financial Highlights Information-

This prospectus represents a fund in its developmental stages and is thus considered a "New Fund". Because of this, the Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.





















BACK COVER PAGE

The Fund's Statement of Additional Information (SAI) includes additional information about the Fund not found in the Fund's prospectus.

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's prospectus, SAI, and any future annual and semiannual reports will be available upon request and without charge at KestenbaumCapital.com. The information can also be requested via email by contacting KestenbaumCapital@gmail.com or by phone at 3016741670.

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at SEC.gov. Copies of this information may be obtained after paying a duplication fee, by electronic request by contacting the following email:
PublicInfo@sec.gov.

The Fund is submitting its initial registration statement and as such does not yet have an Investment Company Act file number.

PART B
Statement of Additional Information (SAI)

Item 14. Cover Page and Table of Contents

KC NASDAQ-100 Low Volatility PutWrite-CallWrite Fund

PROPOSED TICKER: KCLVQ


This Statement of Additional Information is Not a Prospectus.
This Fund's Prospectus Can Be Requested from the Fund's
Management Company's Email at KestenbaumCapital@gmail.com.

June 5th, 2023

This Statement of Additional Information relates to the KC
NASDAQ-100 Low Volatility PutWrite-CallWrite Fund by Kestenbaum
Capital, LLC.

The information in this Statement of Additional Information
(SAI) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table Of Contents - SAI



15. Fund History............................................74
16. Description of The Fund and its Investments and Risks...75
17. Management of The Fund..................................86
18. Control Persons and Principal Holders of Securities.....92
19. Investment Advisory and Other Services..................93
20. Portfolio Managers......................................96
21. Brokerage Allocation and Other Practices................97
22. Capital Stock and Other Securities......................98
23. Purchase, Redemption, And Pricing of Shares.............99
24. Taxation of The Fund....................................100
25. Underwriters............................................101
26. Calculation of Performance Data.........................102
27. Financial Statements....................................103











Item 15. Fund History

The Fund is an open-end management investment company pending registration under the 1940 Investment Company Act.
The Fund is operated by Kestenbaum Capital, LLC, a limited liability corporation formed in the state of Maryland on the first of September, 2022.





















Item 16. Description Of the Fund and its Investments and Risks-

A.	Classification-

The Fund is a non-diversified, open-end, management investment company.

B.	Investment Strategies and Risks-

As mentioned in the prospectus, the Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index ("The Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. The Fund's investment objectives are considered fundamental, yet may still be subject to change without shareholder approval.
In applying the Option and Equity Strategy, the Fund's adviser is responsible for determining the terms, timing, type, and notional value of the options strategy used by the Fund. The Fund's adviser actively manages the Fund's options.
As mentioned in the prospectus, the Fund intends to achieve its objectives and goals by selling short-term, deep OTM (Out of The Money) put options (put options more likely to expire profitably towards the seller) on securities tracking the NASDAQ-100 Index. If necessary, the Fund will also sell covered call options. All options sold will be covered, meaning that the Fund will never enter option positions that impose infinite risk on the Fund and its shareholders. The Fund will re-invest the premium income generated from selling options on additional investments. A portion of the premium income generated by the Fund will be distributed to shareholders via quarterly dividend distributions.
The Fund may purchase back put or call options or allow them to expire. In determining the strategies used, the Fund and its advisers consider economic and market factors, including but not limited to market levels, market volatility, economic climate, and option-specific factors including option premium, strike price, required collateral, and expiration date.
Consistent with the Fund's investment objective, strategy and, policies, it is very likely the Fund will invest in securities of other investment companies such as Exchange-Traded Funds
(ETFs) subject to limitations imposed by the 1940 Investment Company Act (Section 12(d)(1)(F)).
The Fund will actively pursue its investment objective by utilizing a dynamic options strategy (explained in full in the prospectus) that primarily involves selling puts, holding equity, and writing calls. Under ideal circumstances, the Fund will hold its managed assets in the form of cash to be used as collateral for cash-secured puts (put contracts fully backed by cash collateral). Ideally, these cash-secured puts will expire worthless and the cash collateral will be released. The Fund will then re-open new short put positions.
The Fund's advisers typically seek to construct a portfolio of put options that are diversified across multiple strike prices and expiration dates.
If, however, a cash-secured put expires ITM (In The Money), the Fund will be assigned to use the cash held as collateral to purchase 100 shares (per each option contract assigned) of the shares underlying the put contract. Under this scenario, the Fund will begin to write covered calls on the underlying shares, using the acquired 100 shares as collateral. The Fund will aim to sell ITM covered calls in order to generate higher premium income, as well as to increase the likelihood that the call options expire ITM, thus liquidating the Fund's position in holding the ETF. the Fund will prioritize holding cash rather than equity. A more in-depth explanation with examples of the Fund's investment strategy can be found in the Fund's prospectus under Item 9.

The Fund is a non-diversified, open-end management investment company designed primarily as a long-term investment vehicle.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There is no guarantee that the Fund will achieve its investment objective and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation (FDIC), any other government agency, the Fund's adviser, or any of its affiliates.
Although the Fund is intended to be used as a long-term investment vehicle, it is not intended to be a complete investment program. It is best advised to talk with your personal investment adviser or do your own due diligence regarding if the Fund is an appropriate addition to your total investment portfolio.
An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. Therefore, at any point, the market value of the securities owned by the Fund may decline, causing the Fund's value to decline with it. Thus, making market risk the most significant risk for the Investor. It is also important to note that a significant increase in the market value of the securities held by the Fund may not increase the value of the Fund by the same amount. Due to the Fund's use of derivatives, the Fund trades off potential growth for safety and lower volatility.
Finally, the Fund is classified as a non-diversified investment company under the 1940 Act, therefore it can invest a larger portion of its assets in securities of a single issuer than a diversified fund would. As such, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.
A more complete list of the risks that are associated with an investment in the Fund can be found in the Fund's prospectus under Item 9.

C.	Fund Policies-

The Fund will not leverage its capital structure by issuing senior securities or debt instruments.

The Fund will not borrow money for investment purposes, unless the Fund is acting in a temporarily defensive manner.

The Fund has no intention to underwrite securities of any other issuers.

The Fund invests a significant portion of its assets in technology companies due to a substantial portion of the securities represented in the NASDAQ-100 Index being in the technology sector.

The Fund has no intention to purchase or sell any real estate or commodities.

The Fund has no intention of taking loans or loaning money.

The Fund considers the implementation of its investment strategy and policy fundamental, as well as its investment objectives.

Shareholder approval is not required to alter any of the Fund's investment objectives or policies.

D.	Temporary Defensive Positions-

The Fund may borrow up to 5% of its total AUM (Assets Under Management) for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

As the Fund pursues its investment objective, it may encounter several possible scenarios as a result of the implementation of the Fund's strategy that could affect the Fund's principal investment strategy and Net Asset Value (NAV).
The following will illustrate several possible scenarios that may arise and the Fund's defensive reactions to such scenarios.

I.	Puts Are Assigned and the Underlying Shares' Value Continue
to Drop Considerably-
Upon the assignment of a put, the Fund will begin selling covered calls at a low strike, high premium, however the Fund will not sell a covered call at a strike lower than a certain threshold. If the underlying shares were to continuously drop after assignment, the Fund may reach a scenario where it is "Grinding For Premium".
In such a scenario, the underlying shares have dropped significantly to the point where the only options the Fund could sell that are still in line with the Fund's strategy are at a strike price that are deep OTM (Out of The Money). In this case, the Fund will continue to sell covered calls on the underlying, however due to the significant decline in the value of the underlying security, the Fund will only manage to generate low premium income per option. The Fund labels this scenario as "Grinding Premiums", since it is willing to continuously accept low premiums for contracts as it anticipates a rise in value of the underlying. If the Fund were to write a call with a low strike subsequent to a sharp decline in the value of the underlying, a risk of realizing a total loss upon assignment will arise. Therefore, in order to minimize the risk of a realized loss, the Fund will continue to sell the appropriate strike price covered calls regardless of how big or little the premiums received are.
The longer it would take for the underlying's value to recover, the longer the Fund "Grinds For Premiums". Since the Fund attempts to maintain its weekly compounded 0.4% returns regardless of assignment, for every additional week that passes since the cash-secured put's assignment, the Fund will have to raise the exercise price of the covered calls it sells by 0.4% (assuming the investment's cost basis doesn't change). Given enough time, the Fund may find itself in a position where the only exercise prices that correspond to the Fund's investment strategy for covered calls are deep OTM, to a point where it is simply unfeasible to assume the underlying security will reach that value in the near-mid future.

Fund's defensive reaction to the scenario:
If the Fund is "Grinding Premiums" for a significant period of time and the targeted exercise price for covered calls get too high, the Fund may choose to recalculate its expected total return for the original cash-secured put investment from a 0.4% weekly return to a 0.25% weekly return.
In extreme situations, the Fund may also choose to eliminate the target weekly return and instead write covered calls with the cost basis of the investment as the exercise price, thus eliminating the potential of gains while also avoiding losses. The Fund may also choose to go lower than the cost basis while determining an exercise price for a covered call, this however, greatly increases the probability of realizing a loss for the Fund.
Due to the Fund's adviser's philosophy that eventually all major US indices tend to ultimately rise throughout the passage of time, the Fund will choose to sell assigned shares for a loss only under the most extreme market conditions.

EXAMPLE:
The Fund gets assigned on a cash-secured put and purchases
100 shares of XYZ at $50 a share.
1 year (50 weeks) have passed since the assignment and the Fund still hasn't managed to get assigned on the covered calls it has sold throughout the year. XYZ is now currently trading at $30 and the Fund's cost basis for that original cash-secured put investment is $40. Since the Fund's original investment in the cash-secured put was $50*100=
$5,000, after 50 weeks the Fund expects to make a total gain of $1,105 on the original $5,000 investment (using a 0.4% weekly return target):
$5,000*1.004^50= $6,105
Phrased differently, as long as the Fund profits at least
($6,105-$5,000=) $1,105 at the end of the 50 weeks, it will
be in line with its goal.
Since the original investment's cost basis is at $40 a share ($4,000 total), the Fund could reach its goal by selling the total 100 shares at ($4,000+$1,105=) $5,105, or
$51.05 a share. However, since XYZ is currently trading at $35, it would seem very unlikely for the Fund to rise over $15 (46%) within the week, therefore selling a covered call at a $51 exercise price would net the Fund with very little premium income. The low premium income only marginally affects the cost basis and therefore every week that goes by without assignment only further increases the gap between the cost basis and the Fund's target selling price for XYZ.
To combat this, the Fund may choose to retroactively decrease its target weekly goal from 0.4% to 0.25%, thus changing the Fund's target profit from $1,105 to:
$5,000*1.0025^50= $5,665-$5,000= $665
Therefore, lowering the Fund's ideal covered call exercise price from $51.05 a share to:
$665+$4,000= $4,665, or $46.65 a share
Although the Fund's expected return decreases, its weekly premium income generated will increase as the Fund will sell lower exercise price covered calls.
In the most extreme situations, the Fund may choose to simply sell covered calls at an exercise price equal to the original investment's cost basis. In this case, $40. The lower exercise price means higher premiums and as long as the Fund sells the underlying at or above the cost basis, the Fund will not realize a loss.

Additionally, the Fund may also choose to react by writing covered calls with longer expiration dates. An option with more time left until expiration will net a larger premium and under certain circumstances, it may be more efficient for the Fund to write covered calls with greater periods of time until expiration.

II.	Underlying Securities Rally Rapidly-
A significant disadvantage regarding the Fund's put writing strategy is that the Fund's maximum potential returns are capped due to the nature of shorting options. This means that if the underlying security surges in value, the Fund will only profit a portion of that. The limited potential gain is a side effect of the Fund's risk-decreasing investment strategy.

Fund's defensive reaction to the scenario-
To counter the loss in opportunity costs stemming from writing puts, the Fund may choose to write puts that net a higher premium relative to the cash collateral needed for the investment. During periods of economic prosperity, the Fund may choose to temporarily increase its weekly return goal from 0.4% to 0.75% in an attempt to minimize trailing behind in returns relative to the underlying security.

      E. Portfolio Turnover-
This prospectus represents a fund in its developmental stages and is thus considered a "New Fund". Because of this, the Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.

	F. Disclosure of Portfolio Holdings-
This prospectus represents a fund in its developmental stages and is thus considered a "New Fund". Because of this, the Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.
As such, the Fund's portfolio holdings will be available on the Fund's website at KestenbaumCapital.com when possible.

















Item 17. Management Of The Fund

A.	Management Information-
1.
Name......................Roy Kestenbaum
Address..................11710 Old Georgetown Road, Rockville,
MD
Age.......................29

Positions Held
With Fund.................Portfolio Manager, Director, and
			  President of Kestenbaum Capital, LLC
Term of Office and
Length of Time Served.....No Term Limit of Office,
			  		Served the Fund Since its Inception
Principal Occupation
During Last 5 Years..........Options and Equity
				  	Investor and Trader
Number of Portfolios
in Fund Complex
Overseen By Director.............1

Other Directorships
Held by Director..............0

2.
Name......................Ariela Kestenbaum*
Address..................11710 Old Georgetown Road, Rockville,
MD
Age.......................55

Positions Held
With Fund.................Chief Accounting Officer
Term of Office and
Length of Time Served..........No Term Limit of Office,
			 		 Served the Fund Since May 2023.
Principal Occupation
During Last 5 Years............Certified Public Accountant
Number of Portfolios
in Fund Complex
Overseen By Director...............0

Other Directorships
Held by Director...................0

3.
Name......................Herbert M. Gutterman
Address..................717 D. Street N.W, Washington DC
Age.......................69

Positions Held
With Fund...................Director, Non-Interested Board
Member
Term of Office and
Length of Time Served.......No Term Limit of Office,
			  		Served the Fund Since May 2023
Principal Occupation
During Last 5 Years.............Attorney at Law
Number of Portfolios
in Fund Complex
Overseen By Director.......1

Other Directorships
Held by Director..........0

*Roy Kestenbaum is the son of Ariela Kestenbaum.


B.	Leadership Structure and The Board of Directors-

The Fund's board of directors currently consists of the two members mentioned above, Roy Kestenbaum and Herbert Gutterman. Roy Kestenbaum is the chairman of the board and is an interested person of the Fund (as defined by Section 2(a)(19) of the Act). Herbert Gutterman is a non-interested director. Consistent with
Section 10(a) of the Investment Company Act of 1940, at least 40% of the Fund's board of directors are non-interested directors.
The responsibilities of the Fund's board of directors with respects to the Fund's management include, but are not limited to, approving risk management programs and appointing designated program managers, approving advisory contracts, approving fees paid by and to the Fund, and providing oversight to the Fund's investment strategy and the execution of the strategy.
The Fund is considered a "New Fund" that is in its developmental stages and has not yet issued securities. As such, the Fund finds the leadership structure of its board of directors appropriate. As the number of shareholders increase, the Fund's shareholders will vote in additional members to the Fund's board of directors, including non-interested persons.
The board will oversee the Fund's portfolio management and will hold annual meetings.

1.
Name of Director...........Roy Kestenbaum

Dollar Range of
Equity Securities
in Fund....................Not Applicable**

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
Director in Family of
Investment Companies.......Not Applicable**

2.
Name of Director...........Herbert M. Gutterman

Dollar Range of
Equity Securities
in Fund....................Not Applicable**

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
Director in Family of
Investment Companies.......Not Applicable**


** The Fund is considered a "New Fund" that is in its developmental stages and as such has not yet issued any shares.

C.	Compensation-

Name.......................Roy Kestenbaum
Position...................Portfolio Manager

Aggregate Compensation
from Fund.....................Not Applicable*

Pension Benefit
Accrued As Part
of Fund's Expenses............Not Applicable*

Estimated Annual
Benefits Upon
Retirement....................Not Applicable*

Total Compensation
From Fund and Fund
Complex Paid to Directors.....Not Applicable*

* The Fund is considered a "New Fund" that is in its developmental stages and as such has not yet accrued any revenue from the Fund's fees and expenses.

D.	Sales Loads-
The Fund does not apply to any purchases of Fund shares any sales loads. There will be no front-end, back-end, or any other form of sales load expense when purchasing or redeeming shares of the Fund, with the exception of redemption fees for shareholders redeeming shares owned for less than two years, as mentioned in the Fund's prospectus.

E.	Codes of Ethics-
The Fund has adopted a code of ethics that allows for affiliated persons of the Fund, and the Fund itself, to purchase and invest in the Fund's shares.
That said, any purchase of the Fund's shares by an affiliated person or by the Fund itself, will be treated equally as a purchase made by an unaffiliated investor in the Fund.

F.	Proxy Voting Policy-
As the Fund will generally invest in the derivatives of equity securities, the Fund does not expect to hold equity and ETF shares for the long term. Therefore, the Fund would likely not have a material interest in the underlying security's vote.
If, however, a vote arises from an underlying security, and the Fund is in a position to vote, proxy voting will be done via the Fund. Each of the Fund's shares will be entitled to a number of votes proportional to the percentage equity of the Fund each share represents.
Further information regarding proxy votes can be found on the Fund's website at KestenbaumCapital.com when available.

Item 18. Control Persons and Principal Holders of Securities

A.	Control Persons-
The Fund is wholly controlled by Kestenbaum Capital, LLC.
Kestenbaum Capital, LLC is a limited liability corporation organized under the jurisdiction of the state of Maryland.
At the time of this prospectus,

B.	Principal Holders-
The Fund is considered a "New Fund" that is in its developmental stages and as such has not yet issued any shares and thus has no shareholders yet.

C.	Management Ownership-
The Fund is considered a "New Fund" that is in its developmental stages and as such has not yet issued any shares and thus has no shareholders yet.











Item 19. Investment Advisory and Other Services

A.	Investment Adviser-
Kestenbaum Capital, LLC is the Fund's investment adviser. Roy Kestenbaum is the full owner and president of the Fund's investment advising company. Roy Kestenbaum is also an affiliated person of the Fund as well as the Fund's portfolio manager.
The advisory fee charged to the Fund is 1.75% of the Fund's Assets Under Management. The charge is made before any dividends are declared.
As the Fund is currently in its developmental stages, it is considered a "New Fund" and as such no advisory fees have been charged to the Fund yet.
It is necessary to note that the Fund's Investment Advisory firm and the Fund's managing company are the same entity, Kestenbaum Capital, LLC.

B.	Principal Underwriter-
The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
Distribution of the Fund's shares will be done via the Fund's managing company, Kestenbaum Capital LLC and is located at 11710 Old Georgetown Road, North Bethesda, Maryland.
As the principal and only distributor of the Fund, the Fund will take on Anti-Money Laundering (AML) and Know Your Client (KYC) responsibilities including but not limited to developing and implementing a written AML and KYC program, appointment of a AML officer, ongoing monitoring, and risk assessment.
The Fund's AML and KYC written program can be found below in
Item 28.

C.	Services Provided by Each Investment Adviser and Fund
Expenses Paid by Third Parties-
The Fund's investment adviser, Kestenbaum Capital, LLC, is responsible for the development and implementation of the Fund's investment strategy and policy.
No third party will pay or is paying any of the Fund's expenses.

D.	Service Agreements-
The Fund will act as its own transfer agency, distributor, and dividend paying agent.
As of this prospectus, the only third party service provider the Fund will retain will be its custodian.
The Fund's custodian is Interactive Brokers, LLC. The custodian does not charge the Fund any custodian fees. However, the custodian does charge the Fund a small transaction fee whenever purchasing or selling securities for the Fund's portfolio.

E.	Other Investment Advice-
The Fund receives all of its investment advice from the Fund's investment adviser, Kestenbaum Capital, LLC.

F.	Dealers Re-Allowances-
The Fund's shares have no sales loads upon purchase.

G.	Rule 12b-1 Plans-
As part of the effort to increase the exposure of the Fund to as many potential investors as possible, the Fund has adopted a 12b-1 plan. The Fund intends to use the proceeds from the 12b-1 fee to increase the Fund's exposure and ultimately increase the Fund's AUM by finding new investors. The intent is to increase the Fund's AUM in order to increase efficiencies of scale to eventually and permanently lower the Fund's management fee.
The Fund intends to take the proceeds of the 12b-1 fee to reinvest into additional shares of the Fund. These shares will eventually be redeemed and the Fund will use the proceeds from redemption towards advertising the Fund, printing and delivering prospectuses to potential investors, and compensation of future third party distributors.

H.	Other Service Providers-
Not Applicable

I.	Securities Lending-
The Fund has no intention on any activities relating to lending securities.












Item 20. Portfolio Managers

A.	Other Accounts Managed-
Not Applicable

B.	Compensation-
As both the Fund's portfolio manager and the owner of the Fund's investment adviser are the same person, no compensation will be made to the Fund's portfolio manager. Instead, the entirety of the Fund's paid management fees will be allocated towards the Fund's investment adviser.
As the Fund is in its developmental stages, it is considered a "New Fund", therefore the Fund hasn't earned any revenue and thus no compensation has yet been made to anyone.

C.	Ownership of Securities-
As the Fund is in its developmental stages, it is considered a "New Fund" and thus the Fund has not issued any of its securities to anybody yet.









Item 21. Brokerage Allocation and Other Practices

A.	Brokerage Transactions-
The Fund may pay brokerage fees or commissions on the transactions of portfolio securities. The Fund may be charged a fee for every purchase and sale of portfolio securities, as well as additional fees relating to the purchase and sale of options, such as OCC (Options Clearing Corporation) fees.
As the Fund is in its developmental stages, it is considered a "New Fund" and as such has not initiated its investment strategy yet. Therefore, there is no historical data relating to brokerage transactions to report on yet.

B.	Commissions-
The Fund is in its developmental stages and thus is considered a "New Fund". Therefore, no brokerage commissions have been paid yet.

C.	Brokerage Selection-
The Fund will evaluate brokerages and decide on an appropriate brokerage based on the brokerage's commission price and availability.

D.	Directed Brokerage-
Not Applicable.

E.	Regular Broker-Dealers-
Not Applicable.
Item 22. Capital Stock and Other Securities

A.	Capital Stock-
The Fund will only provide one class of common shares. The provisions and characteristics of the Fund's offered common shares are consistent with the information provided by the Fund's prospectus.

B.	Other Securities-
The Fund will not offer any authorized security other than capital stock.

















Item 23. Purchase, Redemption, And Pricing of Shares

A.	Purchase of Shares-
As mentioned in the prospectus, purchases of the Fund's shares can be made at the Fund's NAV per share.

B.	Fund Reorganizations-
Not Applicable.

C.	Offering Price-
As per the Fund's prospectus, shares of the Fund will be offered at the Fund's NAV per share with no sales load or additional offering price.

D.	Redemption In Kind-
Not Applicable.

E.	Arrangements Permitting Frequent Purchases and Redemptions-
Not Applicable.









Item 24. Taxation Of The Fund

The Fund does not intend to qualify under subchapter M of the Internal Revenue Code.
As such, the Fund's portfolio capital gains and income will be taxed at the corporate rate at the federal and state level. Taxation of the Fund's gains may increase the tax burden of the Fund and decrease the total return for the Fund's investor.






















Item 25. Underwriters

The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
























Item 26. Calculation Of Performance Data

The Fund is currently in its developmental stages and as such is considered a "New Fund", therefore the relevant information for this Item 26 does not yet exist. The Fund has not yet initiated its investment strategy and therefore has no performance data to calculate as of now.
The Fund will notify the SEC as well as update the prospectus and SAI appropriately when new developments are made.



















Item 27. Financial Statements

The Fund is in its developmental stages and as such is considered a "New Fund". Furthermore, Kestenbaum Capital, LLC, the Fund's management company, is in its inception and has not yet amassed a financial record. Therefore, the Fund does not yet have any financial statements to report yet.
This prospectus will be updated as developments are made.

The Fund will retain an auditor meeting the independence requirements of Rule 2-01 of Regulation S-X.


















PART C
OTHER INFORMATION

Item 28. Exhibits

A.	Articles of Organization- Can be found at
https://kestenbaumcapital.com/articles-of-incorporation
Operating Agreement-
Kestenbaum Capital LLC Operating Agreement
Updated May 9th, 2023


1.	Formation of Kestenbaum Capital, LLC-
Kestenbaum Capital, LLC ("The LLC") is a Maryland limited liability corporation formed on the first of September, 2022.
The initial member of the LLC is Roy Kestenbaum.


2.	Kestenbaum Capital, LLC's Business Purpose and Objectives-
The LLC is in the business of developing, managing, and maintaining investment funds and strategies. The LLC also provides investment advisory services and acts as the portfolio manager for the funds.


3.	Member's Contributions and Interests-
The LLC's initial member has provided the LLC's initial capital contributions. In the future, new members may be added to the LLC. Their ownership stake will be dependent on their financial and non-financial contributions to the LLC and their profit sharing will be proportional to their ownership percentage of the LLC.


4.	Allocation of Profits and Losses-
All profits and losses will be held under the LLC.
If the LLC were to become insolvent or were to dissolve, the LLC's profits would be distributed proportionally to its members based on their equity stake in the corporation. Any unsettled debt the LLC may owe will be paid off by the LLC's members proportionally to their ownership stake in the LLC.


5.	Management Structure and Decision Making-
As of this Operating Agreement, the LLC's sole member and employee is Roy Kestenbaum, and as such all managerial decisions are done by him. As the LLC recruits new members in the future, managerial decisions will be agreed upon based on a vote by the LLC's members. A 50% majority is needed in order to pass new decisions. A member's voting power is proportional to the member's ownership stake in the LLC. For example, a member with 20% ownership in the company will have 20% of the total voting power.


6.	Transfer of Membership Interests-
Membership in the LLC is non-transferrable. An individual who becomes a member in the LLC cannot transfer their membership interest to a third party.
All new potential members of the LLC will have to be approved by a majority vote (<50%) of the existing members of the LLC.


7.	Differentiation Between LLC Members and Fund Shareholders-
The LLC is in the business of developing and managing investment management companies and as such, there will be shareholders of the LLC's underlying funds.
It is important to differentiate between members of the LLC and shareholders of the LLC's underlying funds.
Shareholders of the LLC's underlying funds become shareholders of the underlying funds by purchasing shares of the LLC's fund at that Fund's respective NAV. Fund shareholders are NOT considered members of the LLC.
Members of the LLC are NOT shareholders of the LLC's underlying funds (unless they have previously purchased shares at the Fund's NAV) and do NOT become shareholders of any underlying fund of the LLC by becoming members of the LLC.
LLC members are considered owners of Kestenbaum Capital, LLC and NOT owners of any shares in any of the LLC's underlying funds. Upon meeting certain requirements and conditions set forth by the existing LLC members, new potential LLC members can be voted into that position by a simple majority vote of the existing LLC members.


8.	Dissolution and Termination-
The LLC has no expiration date and will only dissolve under the following circumstances:
a.	Severe insolvency.
b.	Unanimous member agreement- if all of the LLC's members
unanimously agree to dissolve the LLC.
c.	Lack of LLC members- if, for any reason, the LLC does not
have any members available for the continuation of the LLC's operations.
d.	Court order
Upon termination of the LLC, the LLC's assets will be liquidated, liabilities will be paid off proportionately by its members, and any remaining assets leftover will be distributed to the LLC's members proportionate to each member's ownership stake of the LLC.


8.	Dispute Resolution-
Any dispute arising from disagreements between members will be resolved by a vote of the LLC's members.
LLC members may agree to appoint a third party mediator to help resolve the dispute if the disputing parties both agree to such.


9.	Amendments to the Operating Agreement-
The LLC's members will be given notice of any proposed amendment to the LLC's operating agreement. Once all members have been notified of the proposed amendment, the proposal will be voted upon by the LLC's members. The vote will be a majority vote (at least 50%), where each member's voting power is proportionate to their individual ownership stake in the LLC.


B.	By Laws- Kestenbaum Capital, LLC Bylaws


Kestenbaum Capital, LLC Bylaws
Updated May 9th, 2023


1.	Name and Purpose of the LLC-
Kestenbaum Capital, LLC ("The LLC"). The primary purpose of the
LLC is to generate positive returns by developing, managing, and maintaining investment companies registered under the Investment
Company Act of 1940.


2.	Management Structure-
The LLC is wholly owned by its founder, Roy Kestenbaum. Roy
Kestenbaum will act as the LLC's president, as such he will be responsible for the allocation of the LLC's working staff and assets.


3.	Member's Voting-
The LLC has only one current member. Upon the inclusion of additional members, the LLC will hold votes upon arising issues relevant to the LLC's operation. Voting will be done on a pro rata basis, such that each member's voting power is proportionate to its ownership stake in the LLC.


4.	Recordkeeping and Reporting-
As the LLC is in the business of developing and managing investment companies registered under the Investment Company Act of 1940, the LLC will comply with the recordkeeping and reporting requirements pursuant to the SEC, IRS, the Investment
Company Act of 1940, and other regulatory bodies and acts.


5.	Differentiation Between LLC Members and Fund Shareholders-
The LLC is in the business of developing and managing investment management companies and as such, there will be shareholders of the LLC's underlying funds.
It is important to differentiate between members of the LLC and shareholders of the LLC's underlying funds.
Shareholders of the LLC's underlying funds become shareholders of the underlying funds by purchasing shares of the LLC's fund at that Fund's respective NAV. Fund shareholders are NOT considered members of the LLC.
Members of the LLC are NOT shareholders of the LLC's underlying funds (unless they have previously purchased shares at the Fund's NAV) and do NOT become shareholders of any underlying fund of the LLC by becoming members of the LLC.
LLC members are considered owners of Kestenbaum Capital, LLC and NOT owners of any shares in any of the LLC's underlying funds. Upon meeting certain requirements and conditions set forth by the existing LLC members, new potential LLC members can be voted into that position by a simple majority vote of the existing LLC members.



6.	Dissolution and Termination-
The LLC has no expiration date and will only dissolve under the following circumstances:
a.	Severe insolvency.
b.	Unanimous member agreement- if all of the LLC's members
unanimously agree to dissolve the LLC.
c.	Lack of LLC members- if, for any reason, the LLC does not
have any members available for the continuation of the LLC's operations.
d.	Court order
Upon termination of the LLC, the LLC's assets will be liquidated, liabilities will be paid off proportionately by its members, and any remaining assets leftover will be distributed to the LLC's members proportionate to each member's ownership stake of the LLC.


7.	Amendments to Bylaws-
The LLC's members will be given notice of any proposed amendment to the LLC's bylaws. Once all members have been notified of the proposed amendment, the proposal will be voted upon by the LLC's members. The vote will be a majority vote (at least 50%), where each member's voting power is proportionate to their individual ownership stake in the LLC.


C.	Instruments Defining Rights of Security Holders- All rights
and instruments defining the rights of the Fund's security holders are explained in their entirety in the Fund's prospectus.

D.	Investment Advisory Contracts-

INVESTMENT ADVISORY CONTRACT

Kestenbaum Capital, LLC ("The Investment Adviser"), hereby agrees to provide investment advice for the "KC NASDAQ-100 LOW VOLATILITY PUTWRITE-CALLWRITE" Fund ("The Fund"). Kestenbaum Capital, LLC, will develop, implement, and modify the Fund's investment strategy as deemed fit by The Investment Adviser.

The Investment Adviser will act in a fiduciary capacity to the Fund and will prioritize the Fund's investment objectives and goals over The Investment Adviser's objectives and goals. The Investment Adviser will provide its services to the Fund indefinitely, or until any one of the parties involved decides to terminate the Investment Advisory agreement. The party opposite of the terminating party will have to inform the counterparty of terminating the agreement in writing.

The Investment Adviser has the right to provide investment advice and other related services to any other fund, individual, organization, or business.
Similarly, the Fund has the right to employ the services of other investment advisory firms in order to meet its investment objectives and goals.

The Investment Adviser will be compensated according to the Fund's prospectus. The Fund's management fee, as mentioned in the prospectus, will be the Investment Adviser's compensation for its services to the Fund.

The Investment Adviser does not charge a prepaid fee and as such no prepaid fee will be returned in the event of contract termination or nonperformance.

This contract grants full discretionary power to the Investment
Adviser.

An Assignment of this contract may not be made by the Investment
Adviser without the consent of the Fund.


SIGNATURES

I, Roy Kestenbaum, President and Authorized Person of Kestenbaum
Capital, LLC, agree to the terms and conditions set forth in this Investment Advisory Contract.

ROY KESTENBAUM
I, Roy Kestenbaum, portfolio manager of the "KC NASDAQ-100 LOW
VOLATILITY PUTWRITE-CALLWRITE" Fund, agree to the terms and conditions set forth in this Investment Advisory Contract

ROY KESTENBAUM

E.	Underwriting Contracts- The Fund will self-distribute and
as such will not employ the services of a third-party underwriter.
As a self-distributing fund, the Fund must comply with Anti-
Money Laundering (AML) and Know Your Client (KYC) requirements by implementing an AML and KYC program. The program is as follows:
Anti-Money Laundering and Know Your Client Program-

The following program outlines the policies, procedures, and controls that the Fund will implement in order to comply with applicable Anti-Money Laundering (AML) and Know Your Client
(KYC) laws and regulations.
The program applies to all employees and agents who conduct business on behalf of the Fund.


1.	Designation of AML Officer-
The Fund will ensure that it has a designated AML officer who will be responsible for the oversight and administration of the AML program.
The AML officer will ensure that the program is updated as necessary and that all employees and relevant parties are trained on its policies and procedures.


2.	Customer Identification Program (CIP)-
The Fund will establish and maintain a CIP to identify and verify the identity of the investors.
The CIP will include procedures for verifying the identity of individuals and legal entities, including beneficial owners, through reliable sources and applies to all investors who open a new account with the Fund or any other investment companies in the Fund's family.
The Fund's CIP is as follows:


a.	Identification Procedures for Individuals-
The Fund will obtain the following information from
each individual investor:
1.	Full name
2.	Date of birth
3.	Residential address
4.	Taxpayer identification number or social security
number
5.	Any other identifying information as required by
law or regulation
The Fund will verify the identity of each individual investor using reliable and independent sources of information.

b. Identification Procedures for Legal Entities-
The Fund will obtain the following information from
each new legal entity investor:
I.	Name
II.	Legal form (i.e., corporation, partnership, trust)
III.	Address
IV.	Employer identification number or other identifying number as required by law or regulation
V.	Any other identifying information as required by law or
regulation
The Fund will verify the identity of each legal entity investor using reliable and independent sources of information, such as a corporate charter or articles of incorporation.

c. Beneficial Ownership Identification and
Verification-
The Fund will identify and verify the identity of
beneficial owners of legal entity investors, as
required by law or regulation.
The Fund will obtain the following information about
each beneficial owner:
I.	Full name
II.	Date of birth
III.	Residential address
IV.	Taxpayer identification number or social security number
V.	Any other identifying information as required by law or
regulation
The Fund will verify the identity of each beneficial owner using reliable and independent sources of information, such as a government issued ID.

3. Risk Assessment-
The Fund will conduct a periodic risk assessment to identify the specific money laundering and terrorist financing risks that it faces. The Fund will tailor its policies, procedures, and controls to mitigate risks based on the risk assessment.

4. Ongoing Monitoring-
The Fund will monitor its investor's accounts for suspicious activity and/or transactions. The Fund will establish procedures for reporting any suspicious activity, including the filing of suspicious activity reports (SARs) with the relevant regulatory authorities.

5. Employee Training-
The Fund will provide regular training to its employees on AML and KYC policies and regulations, including identification of red flags, suspicious activity reporting, and the importance of maintaining the confidentiality of customer information.

6. Recordkeeping-
The Fund will maintain records of all investors identification and verification activities, as well as monitoring and reporting of suspicious activity. The Fund will retain these records in accordance with applicable laws and regulations.

7. Testing and Review-
The Fund will periodically review and test the effectiveness of its AML and KYC program.

8. Reporting and Oversight-
The Fund will report on its AML and KYC program to its board of directors on a regular basis. The Fund's AML officer will be responsible for overseeing the program and ensuring that it remains effective and in compliance with all applicable laws and regulations.


F.	Bonus or Profit-Sharing Contracts- Not Applicable.

G.	Custodian Agreements- The Fund's portfolio assets and
securities will be held by Interactive Brokers LLC. Interactive
Broker's client agreement can be found at:
https://gdcdyn.interactivebrokers.com/Universal/servlet/Registra
tion_v2.formSampleView"formdb=3203

H.	Other Material Contracts- Not Applicable.

I.	Legal Opinions- The Fund will provide an opinion and
consent of counsel regarding the legality of the securities being registered. The opinion will state whether the securities, when sold, be legally issued, fully paid, and nonassessable.

J.	Other Opinions- Not Applicable.

K.	Omitted Financial Statements- Not Applicable.

L.	Initial Capital Agreements- Not Applicable.

M.	Rule 12b-1 Plan-
Rule 12b-1 of the Investment Company Act of 1940 allows fund companies to act as distributors of their own shares.
The rule further permits fund companies to charge a fee to pay distribution and marketing costs.
Under rule 12b-1, the Fund has adopted a plan allowing it to pay distribution fees for the sale and distributions of its shares.
As part of the effort to increase the exposure of the Fund to as many potential investors as possible, the Fund intends to use the proceeds from the 12b-1 fee to increase the Fund's exposure and ultimately increase the Fund's
Assets Under Management (AUM) by finding new investors. The intent is to increase the Fund's AUM in order to optimize and increase efficiencies of scale in order to eventually and permanently lower the Fund's management fees.
The Fund intends to take the proceeds of the 12b-1 fee to reinvest into additional shares of the Fund.
The Fund intends to take the proceeds of the 12b-1 fee to reinvest into additional shares of the Fund. These shares will eventually be redeemed and the Fund will use the proceeds from redemption towards advertising the Fund, printing and delivering prospectuses to potential investors, and compensation of future third party distributors.
The Fund's 12b-1 fee is 0.25%.
Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund's 12b-1 plan has been approved by a vote of the Fund's interested and "non-interested" directors.


O.	Rule 18f-4 Plan and Liquidity Risk Management Program-

Rule 18f-4 Plan (Derivatives Risk Management Program)-
The Fund will utilize written options in its investment strategy and as such the Fund must adopt and implement a written derivatives risk management program in accordance with Rule 18f-4 under the 1940 Investment Company Act.
The Fund's board of directors, as well as the non-interested board of directors, has voted in a non-portfolio manager officer of the Fund to take the role of the Fund's derivatives risk manager. The Fund's board (including non-interested members) has voted to approve the 18f-4 plan as well as the designation of the derivatives risk manager, Ariela Kestenbaum.
The Fund's derivatives risk manager will be responsible for administering the program, policies, and procedures that are required under the scope of the derivatives risk management program.

The Fund's derivatives risk management program is as follows:
i.	Risk Identification and Assessment-
The Fund's derivatives risk manager will identify and
assess the Fund's derivatives risk. As the Fund's
derivatives exposure consists solely of written options
on exchange traded funds, the Fund's largest risk as it relates to derivates is the potential underperformance of the Fund relative to its designated reference portfolio
(the NASDAQ-100 Index).
Due to the Fund's investment strategy, this can only
happen if the reference portfolio rallies significantly
in a short period of time. Therefore, as long as the reference index does not rally significantly, the Fund will always outperform the NASDAQ-100 Index.
Nevertheless, the Fund's derivatives transactions and investments will be reviewed in order to make sure the
Fund has not entered any derivative-based investment that
can significantly alter the Fund's investment strategy or
derivatives risk.
ii.	Risk Guidelines-
As part of the Fund's investment strategy, the Fund will
sell deep OTM cash-secured puts in order to decrease the Fund's volatility. The deep OTM puts decrease the risk of assignment on an option, thus decreasing the risk of long-term decrease in the Fund's value. Furthermore, the
Fund will implement relative Value at Risk (VaR) tests
that compare the Fund's VaR (as measured using the "variance-covariance" method) with the VaR of the Fund's designated reference portfolio (the NASDAQ-100 Index). At the end of every trading day the Fund will implement a relative VaR test with a 99% degree of confidence over a period of 20 trading days. The Fund will also conduct VaR tests estimating a 99% degree of confidence over a daily trading period. These tests are to ensure that the Fund's
VaR will not exceed 200% of the reference portfolio's
VaR.
If the Fund's VaR exceeds the 200% threshold for over
five consecutive days, the Fund's derivatives risk
manager will report to the Fund's board of directors and portfolio manager of the breach of the Fund's VaR limit.
The derivatives risk manager will then analyze the circumstances that lead to the VaR breach, as well as update any element in the program that can address those
circumstances.
iii.	Stress Testing-
As part of the Fund's investment strategy, the Fund will
only write cash-secured puts and covered call, meaning
the Fund will never enter into a naked written option investment. The Fund also intends on holding nearly all of its written option positions until expiration of the contract. This results in a maximum potential loss that correlates perfectly with the option's underlying security.
When an option expires, the option's value is composed entirely of its intrinsic value (time, volatility, and other variables asides from the underlying security's
market price, that usually effect the price of an option
have no effect on the price or value of an option). With
the extrinsic value of the option omitted, a put option
will not be able to underperform its underlying security. Written put options cannot lose more value than their underlying security.
As for written call options, the biggest risk towards the Fund would be an increase in the value of the security underlying the call option. This would lead to a drop in the potential return made, however, it would not lead to
a total loss on the investment, as the decrease in value
of the call option would be offset by the increase in
value of the underlying security in which the Fund is currently holding (both call and put options are intended to be held until expiration).
So, under an extreme, yet possible, scenario, the Fund's derivative investment's value will correlate with the value of the security underlying the respective option transaction. Meaning, an investment in a written option made by the Fund will never lose more value than an alternative investment made directly into the option's underlying security (assuming both trades were made at the same time).
iv.	Backtesting-
The fund will conduct "backtesting" on the results of the program's VaR calculation model. The Fund will conduct relative VaR tests compared against the designated reference portfolio, The NASDAQ-100 Index.
No less frequently than weekly, the Fund will conduct VaR tests for each trading day using a 99% confidence VaR model comparing the reference portfolio and Fund's performance (NAV) over a period of one and twenty trading days.
Any instance in which the Fund experiences a loss
exceeding the corresponding VaR calculation's VaR will be identified as an exception.
v.	Internal Reporting-
The Fund's board of directors and portfolio manager will
be informed by the derivatives risk manager of any
material risks arising from the Fund's use of derivative transactions, including consecutive breaches of the
Fund's VaR limit.
If the Fund is not in compliance with the applicable VaR tests within five business days the derivatives risk manager will provide a report to the board of directors explaining how and by when the manager reasonably expects that the Fund will come back into compliance.
Furthermore, the derivatives risk manager will analyze
the circumstances that caused the Fund to be out of
compliance.
The derivatives risk manager will also provide a written report within 30 calendar days of the VaR exceedance to the Fund's board explaining how the Fund came back into compliance and the results of the analysis.
If the Fund is still not in compliance with its VaR
limits, the derivatives risk manager will continue to
update the board of the Fund's progress in coming back
into compliance on a monthly basis, or until the Fund
returns to compliance with its VaR limits.
vi.	Annual Review of the Program-
The derivatives risk manager will review the derivatives risk management program's effectiveness on an annual basis. The derivatives risk manager will provide the board of directors with a written report assessing the implementation and the effectiveness of the Fund's derivatives risk management program. The report will be based on the derivatives risk manager's reasonable belief after due inquiry.
The manager will assess the viability of the Fund's VaR testing as well as the designation of a appropriate reference portfolio.
Furthermore, the derivatives risk manager will also provide the board of directors a written report analyzing the VaR limit exceedances that occurred over the prior year. The report must include information that can enable the board of directors to evaluate the Fund's response to VaR limit exceedances and the results of stress testing and back testing.

Liquidity Risk Management Program (Rule 22e-4)-
1.	Introduction and Objectives-
The "Kestenbaum Capital NASDAQ-100 Low Volatility PutWrite-CallWrite" Fund ("The Fund") is an open-end investment management company registered under the Investment Company Act of 1940 ("The Act"). The Fund's investment strategy involves trading and investing in securities publicly available on national exchanges, primarily Exchange Traded Funds (ETFs) and publicly traded options deriving from the mentioned ETFs.
As the Fund is an open-end investment company, it is required for the Fund to be able to redeem issued securities to the Fund's shareholder upon request. As such, the Fund must require a certain level of liquidity in order to be able to meet redemption requests in a reasonable amount of time and without significantly lowering the market value of the investment.
In accordance with Rule 22e-4 of the Act, the Fund is required to implement a Liquidity Risk Management Program ("The Program"), as well as appoint a designated person to manage the Program. The Program will help limit any liquidity risk that the Fund may incur. This document will detail the requirements and clauses of the Fund's Risk Management Program.

2.	Assessment, Management, and Periodic Review of Liquidity
Risk-
As part of the Program, the Fund's officers and the Program's manager will periodically assess and review the effectiveness of the Program. Furthermore, the Fund's portfolio holdings will be reviewed and assessed to see if they are consistent and appropriate with the Fund's investment strategy.
As mentioned in the introduction to this document, the Fund's investment strategy involves trading ETFs and their derivatives, both of which are listed on national public exchanges. As the majority, if not then all, of the Fund's portfolio holdings could be easily traded on a national exchange, it is expected that the Fund's holdings will be classified as "Highly Liquid Investments", as defined in
Section 22e-4(a)(6) of the Act, even during reasonably stressed periods.

Moreover, the Program will consider the amount of cash held in the Fund's portfolio, as well as the long and short-term cash flow projections during normal and stressed conditions.
As part of the Fund's investment strategy, the Fund will prefer to hold primarily onto cash as it writes cash-secured put options. The cash held will be locked in as collateral for the cash-secured puts. As mentioned before, these puts are considered Highly Liquid Investments as they could easily be traded on a national exchange during market hours.

Unless during temporary defensive periods, the Fund will not borrow any cash or cash equivalents to use in order to invest in portfolio securities.
If, under any circumstance, the Fund does end up borrowing cash, the Fund's advisers and the Program's manager will evaluate the liquidity risk that may potentially arise with borrowing cash.

As per the Fund's investment strategy, the Fund will never write any "naked" short options. Any written option will be written as either a cash-secured put or a covered call. This means that under no circumstance will the Fund be put in a position where it can lose more value that it currently has.

It is likely that the Fund's portfolio holdings will be concentrated in few issuers. This however does not pose a liquidity concern for the Fund, due to the fact that all of the issued securities are available to openly trade in public markets. Furthermore, the issued securities that the Fund will invest in are considered large investment companies with over $10 Billion in Assets Under Management (AUM). As the Fund is considered a small fund with less than $10 Million in AUM, concentrated investments in those market listed ETFs will not impose a liquidity risk for the Fund.

3.	Classification of Portfolio Investments-
Rule 22e-4 of the Act requires the Liquidity Risk Management program to classify portfolio investments as either a highly liquid investment, a moderately liquid investment, a less liquid investment, or an illiquid investment, as defined by
Section 22e-4(a) of the Act. The Fund will review its portfolio investment's classifications, at least monthly, in connection with reporting the liquidity classifications for each portfolio investment on Form N-PORT in accordance with
Section 30b1-9 of the Act.
A highly liquid investment is defined as any cash held by a fund and any investment that the fund reasonably expects to be converted to cash in current market conditions within three business days or less without the conversion to cash significantly changing the market value of the investment. Since the Fund's investment strategy involves investing exclusively in publicly traded securities that are listed on public markets and traded at market value, it is expected that all of the Fund's investments would be classified as "Highly Liquid Investments".

The Liquidity Risk Management Program will take into consideration any larger than usual investment and the capacity that investment has to lower the liquidity classification of a portfolio security due to the size of that order.

4.	Highly Liquid Investment Minimum-
Rule 22e-4 requires that funds that do not primarily hold assets that are classified as "highly liquid" must determine a highly liquid minimum.
The Fund's investment strategy involves investing exclusively in highly liquid investments and as such will not set a highly liquid investment minimum.

5.	Illiquid Investments-
A fund cannot have more than 15% of its portfolio assets invested in illiquid investments. If a fund holds over 15% of its assets in illiquid investments, the program manager must write an explanation to the Fund's board of directors as to how the fund managed to surpass the 15% illiquid investment limit. The manager has a day to write this explanation. Within the explanation, the Program Manager must present a plan to bring down the percentage of illiquid investments within a reasonable amount of time.
If the percentage of illiquid investments continues to exceed 15% of the portfolio's total assets after 30 days, the board of directors must assess whether the plan presented continues to be in the best interest of the fund.

The Fund expects to exclusively invest in highly liquid investment and as such will likely not exceed the 15% illiquid investment maximum.

6.	Board Oversight-
The Fund's board of directors, including a majority of non-interested board members (as defined in Section 2(a)(19) of the Act), will vote to approve this Liquidity Risk Management Program and the designation of the person(s) designated to administer it.
The Fund's board of directors will review a written report prepared by the Program's Manager that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. This review will occur no less frequently than annually.

7.	Recordkeeping-
The Fund must maintain a written copy of the program and any associated policies and procedures adopted pursuant to Section 22e-4(b) of the Act that are in effect, or at any time within the past five years were in effect, in an easily accessible place.
The Fund will also maintain copies of any materials provided to the board of directors in connection with its approval of the Program and annual assessments of the program. The copies will be kept for at least five years after the end of the fiscal year in which the documents were provided, with the first two years in an easily accessible place.


P.	Code Of Ethics-
Kestenbaum Capital, LLC
Code of Ethics
November 2, 2022

Kestenbaum Capital LLC has adopted a code of ethics in which it follows and adheres to the following fundamental ethical principles which shall be consistently applied across Kestenbaum
Capital and everything else we do. Kestenbaum Capital aims to build and maintain a sustainable, ethical, and profitable business.
Our fundamental policies:

	*Competence- We commit to excellence. As such, Kestenbaum
Capital is committed to flexibility, continuous learning and improvement, and proficiency in any domain we endeavor.

	*Transparency- We are committed to providing our clients and stakeholders with total transparency regarding our portfolio holdings, strategies, and policies. We are aware that in the securities and finance industry trust between clients and their respective firms and service providers is essential, therefore we believe that transparency is a major trust-building factor.

	*Fairness- We act in an equitable and just manner towards all of our shareholders, stakeholders, clients, and affiliates.

	*Confidentiality- Kestenbaum Capital will respect and protect the sensitivity and confidentiality of its shareholders, stakeholders, clients, and affiliates.

	*Objectivity- We do not allow unwarranted influence, bias, or any conflicts of interest to override the professional judgment of Kestenbaum Capital.























Item 29. Persons Controlled by Or Under Common Control with The
Fund

Kestenbaum Capital, LLC, is the Fund's Investment Adviser as well as the Fund's management company.
The Fund is fully controlled by Kestenbaum Capital, LLC.
As of this registration statement, Kestenbaum Capital, LLC does not control any other fund or business organization.




















Item 30. Indemnification

Not Applicable.

























Item 31. Business And Other Connections of Investment Adviser

Not Applicable.

























Item 32. Principal Underwriters

The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
























Item 33. Location of Accounts and Records

Kestenbaum Capital, LLC maintains physical possession of accounts and records required to be maintained by section 31(a)
[15 U.S.C. 80a-30(a)].
Kestenbaum Capital LLC is located at 11710 Old Georgetown Road,
Apt. 601, North Bethesda, Maryland.





















Item 34. Management Services

Not Applicable.

























Item 35. Undertakings

The Fund may raise its initial capital under the provisions of section 14 of the United States Code (14(a)(3)[15 U.S.C. 80a-14(a)(3)]). If so, the Fund will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.




















SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Rockville, and State of Maryland, on the 5th day of June, 2023.


Kestenbaum Capital, LLC

By Roy Kestenbaum, CEO

ROY KESTENBAUM


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Roy Kestenbaum, CEO, June 5, 2023

ROY KESTENBAUM